                                                                     EXHIBIT 4.3

================================================================================



                           FIRST SECURITY BANK, N.A.



                            As Seller and Servicer,


                                      AND


                    FIRST SECURITY AUTO OWNER TRUST 20__-__





                      ---------------------------------

                         SALE AND SERVICING AGREEMENT

                      ---------------------------------


                           Dated as of _______, 20__



                    FIRST SECURITY AUTO OWNER TRUST 20__-__




================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                             Page

                                  ARTICLE I

                                 DEFINITIONS
Section 1.1    Definitions.................................................................     1
Section 1.2    Usage of Terms..............................................................    22
Section 1.3    Calculations................................................................    22
Section 1.4    References..................................................................    22
Section 1.5    Section References..........................................................    22
Section 1.6    Action by or Consent of Securityholders.....................................    23

                                  ARTICLE II

                              THE TRUST PROPERTY
Section 2.1    Conveyance of Trust Property................................................    23
Section 2.2    Warranties of the Seller as to Each Receivable..............................    23
Section 2.3    Warranties as to the Receivables in the Aggregate and Actions
               of the Seller...............................................................    27
Section 2.4    Repurchase upon Breach......................................................    28
Section 2.5    Custody of Receivable Files.................................................    29
Section 2.6    Duties of the Servicer as Custodian.........................................    29
Section 2.7    Instructions; Authority to Act..............................................    30
Section 2.8    Custodian's Indemnification.................................................    31
Section 2.9    Effective Period and Termination............................................    31

                                  ARTICLE III

              ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY
Section 3.1    Duties of the Servicer......................................................    31
Section 3.2    Collection of Receivable Payments; Credit Deferrals; Optional
               Payment Deferrals...........................................................    34
Section 3.3    Realization upon Receivables................................................    36
Section 3.4    Physical Damage Insurance...................................................    36
Section 3.5    Maintenance of Security Interests in Financed Vehicles......................    37
Section 3.6    Covenants of the Servicer...................................................    37
Section 3.7    Purchases by the Servicer...................................................    38
Section 3.8    Servicing Compensation......................................................    39
Section 3.9    Servicer's Certificate......................................................    39
Section 3.10   Annual Statement as to Compliance...........................................    39
Section 3.11   Independent Certified Public Accountants' Reports...........................    39
Section 3.12   Access to Certain Documentation and Information Regarding Receivables.......    40

Section 3.13   Reports to the Commission.................................................... 40
Section 3.14   Reports to the Rating Agencies............................................... 40

                                  ARTICLE IV

                        DISTRIBUTIONS; RESERVE ACCOUNT;
                         STATEMENTS TO SECURITYHOLDERS
Section 4.1    Establishment of Accounts.................................................... 41
Section 4.2    Collections.................................................................. 43
Section 4.3    Advances..................................................................... 45
Section 4.4    Additional Deposits; Net Deposits............................................ 45
Section 4.5    Distributions................................................................ 46
Section 4.6    Reserve Account.............................................................. 47
Section 4.7    Statements to Securityholders................................................ 48

                                   ARTICLE V

                                  THE SELLER
Section 5.1    Representations and Warranties of the Seller................................. 49
Section 5.2    Liability of the Seller; Indemnities......................................... 50
Section 5.3    Merger or Consolidation of the Seller........................................ 51
Section 5.4    Limitation on Liability of the Seller and Others............................. 52
Section 5.5    Seller May Own Securities.................................................... 52

                                  ARTICLE VI

                                 THE SERVICER
Section 6.1    Representations and Warranties of the Servicer............................... 52
Section 6.2    Liability of the Servicer; Indemnities....................................... 53
Section 6.3    Merger or Consolidation of the Servicer...................................... 55
Section 6.4    Limitation on Liability of the Servicer and Others........................... 55
Section 6.5    Servicer Not to Resign....................................................... 55
Section 6.6    Servicer May Own Certificates................................................ 55

                                  ARTICLE VII

                             SERVICING TERMINATION
Section 7.1    Events of Servicing Termination.............................................. 56
Section 7.2    Trustee to Act; Appointment of Successor Servicer............................ 58
Section 7.3    Effect of Servicing Transfer................................................. 59
Section 7.4    Notification to Securityholders.............................................. 59
Section 7.5    Waiver of Past Events of Servicing Termination............................... 60
Section 7.6    Transfer of Accounts......................................................... 60

                                 ARTICLE VIII

                                  TERMINATION
Section 8.1    Termination of this Agreement................................................   60
Section 8.2    Optional Purchase of All Receivables.........................................   61

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
Section 9.1    Amendment....................................................................   62
Section 9.2    Protection of Title to Trust.................................................   63
Section 9.3    Limitation on Rights of Securityholders......................................   64
Section 9.4    Governing Law................................................................   65
Section 9.5    Notices......................................................................   65
Section 9.6    Severability of Provisions...................................................   65
Section 9.7    Assignment...................................................................   65
Section 9.8    Assignment...................................................................   65
Section 9.9    Intention of Parties.........................................................   65
Section 9.10   Counterparts.................................................................   66
Section 9.11   Limitation of Liability of the Trustees......................................   66


                                   SCHEDULES

Schedule A     Schedule of Receivables
Schedule B     Receivables File Locations


                                   EXHIBITS

Exhibit A      Form of Servicer's Certificate

                         SALE AND SERVICING AGREEMENT


          SALE AND SERVICING AGREEMENT, dated as of ______, 20__ (as amended, supplemented or otherwise modified and in effect, this "Agreement"), by and
                                                        ---------
among FIRST SECURITY BANK, N.A., a national banking association, as Seller and Servicer, and FIRST SECURITY AUTO OWNER TRUST 20__-__, a Delaware business trust (the "Trust").

          In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1    Definitions. Whenever used in this Agreement, the
                         -----------
following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

          "Account Property" means all amounts and investments held from time to
           ----------------
time in any Account or the Reserve Account, as the case may be (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

          "Accounts" mean, collectively, the Collection Account and the Note
           --------
Distribution Account.

          "Advances" shall have the meaning specified in Section 4.3.
           --------

          "Administration Agreement" means the Administration Agreement, dated
           ------------------------
______, 20__ between the Issuer, the Administrator and the Indenture Trustee.

          "Administrator" means, First Security Bank, N.A., or any successor
           -------------
Administrator under the Administration Agreement.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agency Office" means the office of the Issuer maintained pursuant to
           -------------
Section 3.2 of the Indenture.

          "Aggregate Class A Noteholders' Interest Distributable Amount" means,
           ------------------------------------------------------------
with respect to any Distribution Date, the sum of the Class A Noteholders' Interest Distributable Amounts for all classes of Class A Notes and the Class A Noteholders' Interest Carryover Shortfall as of the preceding Distribution Date.

          "Aggregate Net Losses" means, for any Collection Period, the aggregate
           --------------------
amount allocable to principal of all Receivables newly designated during such Collection Period as Liquidating Receivables minus all Liquidation Proceeds to the extent allocable to principal collected during such Collection Period with respect to all Liquidating Receivables (whether or not newly designated as such).

          "Aggregate Receivables Balance" means, as of any date, the sum of the
           -----------------------------
Receivable Balance of all outstanding Receivables (other than Liquidating Receivables) held by the Trust on such date.

          "Aggregate Starting Receivables Balance" means $___________.
           --------------------------------------

          "Amount Financed" in respect of a Receivable means the amount advanced
           ---------------
under the Receivable and related costs and shown as such in the contract evidencing such Receivable and as disclosed for truth in lending purposes.

          "Authorized Officer" means:
           ------------------

     (a) with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject,

     (b) with respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee and whose name appears on a list of such Authorized Officers furnished to the Indenture Trustee on the Closing Date by the Owner Trustee, as such list may be amended or supplemented from time to time, or

     (c)  with respect to the Issuer, any Authorized Officer of the Owner
Trustee.

          "Available Amount" means, with respect to any Distribution Date, the
           ----------------
sum of Available Interest and Available Principal.

          "Available Interest" means, with respect to any Distribution Date, the
           ------------------
excess of (a) the sum of (i) Interest Collections for such Distribution Date and
(ii) all Advances made by the Servicer with respect to such Distribution Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Distribution Date.

          "Available Principal" means, with respect to any Distribution Date,
           -------------------
the sum of the following amounts with respect to the related Collection Period:
(i) that portion of all Collections allocable to principal in accordance with the terms of the Receivables and the Servicer's customary servicing procedures;
(ii) to the extent attributable to principal, the Repurchase Amount received with respect to each Receivable repurchased by the Seller or purchased by the Servicer as of any day in the related Collection Period; (iii) all related Recoveries, to the extent allocable to principal, and (iv) all related Liquidation Proceeds, to the extent allocable to principal. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Repurchase Amount of which has been distributed on a prior Distribution Date.

          "Average Delinquency Ratio" means, as of any Distribution Date, the
           -------------------------
average of the Delinquency Ratios for the preceding three Collection Periods.

          "Average Net Loss Ratio" means, as of any Distribution Date, the
           ----------------------
average of the Net Loss Ratios for the preceding three Collection Periods.

          "Bank " means First Security Bank, N.A., a national bank
           ----
association.

          "Basic Documents" means the Certificate of Trust, the Trust Agreement,
           ---------------
this Sale and Servicing Agreement, the Administration Agreement, the Indenture and the other documents and certificates delivered in connection therewith.

          "Basic Reserve Account Percentage" means ___%.
           --------------------------------

          "Book-Entry Notes" mean beneficial interests in the Notes, ownership
           ----------------
of which shall be evidenced, and transfers of which shall be made, through book entries by a Clearing Agency as described in Section 2.4 of the Indenture.

          "Business Day" means a day on which the Indenture Trustee and
           ------------
commercial banks located in the State of Utah, the State of Idaho, the State of Delaware and the City of New York, are open for the purpose of conducting commercial banking business; provided, however, that for purposes of determining
                             --------  -------
any Distribution Date, the term "Business Day" shall mean a day on which the Indenture Trustee and commercial banks located in the State of New York generally and the City of New York are open for the purpose of conducting a commercial banking business.

          "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware
           ----------------------
Code, 12 Del. Code (S)3801 et seq., as the same may be amended from time to
         ---------         -------
time.

          "Certificate" means any one of the certificates executed by the Owner
           -----------
Trustee and authenticated by or on behalf of the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.
                      ---------

          "Certificate Distribution Account" means the account designated as
           --------------------------------
such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

          "Certificate of Trust" means the Certificate of Trust of First
           --------------------
Security Auto Owner Trust 20__-__ filed with the Delaware Secretary of State.

          "Certificated Security" has the meaning, as of any date, given to such
           ---------------------
term under the applicable UCC in effect on such date.

          "Certificateholder" means the Person in whose name a Certificate shall
           -----------------
be registered pursuant to the terms of the Trust Agreement.

          "Certificate Register" means the register of Certificates specified in
           --------------------
Section 3.4 of the Trust Agreement.

          "Certificate Registrar" means the registrar at any time of the
           ---------------------
Certificate Register, appointed pursuant to Section 3.4(a) of the Trust
Agreement.

          "Class A Noteholders' Interest Carryover Shortfall" means, as of the
           -------------------------------------------------
close of any Distribution Date, the excess, if any, of the Aggregate Class A Noteholders' Interest Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the related Deposit Date in respect of interest on the Class A Notes.

          "Class A Noteholders' Interest Distributable Amount" means, (A) with
           --------------------------------------------------
respect to the Class A-1 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class A-1 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class A-1 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for the Class A-1 Notes and a fraction, the numerator of which is the actual number of days elapsed from the most recent Distribution Date (or the Closing Date, in the case of the initial period), and the denominator of which is 360 and (B) with respect to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and any Distribution Date, the product of (i) the outstanding principal balance of such class of Class A Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of such Class of Class A Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (ii) the product of the Interest Rate for such class and 1/12 (multiplied by, in the case of the first Distribution Date, a fraction, the numerator of which is the number of days elapsed from the Closing Date and the denominator of which is 30).

          "Class A Noteholders' Principal Carryover Shortfall" means, on a
           --------------------------------------------------
Distribution Date, the excess, if any, of the Class A Noteholders' Principal Distributable Amount over the amount paid to the Class A Noteholders in respect of principal on such Distribution Date.

          "Class A Noteholders' Principal Distributable Amount" means, for any
           ---------------------------------------------------
Distribution Date, the sum of (i) the Class A Principal Distributable Amount,
(ii) the Class A Noteholders' Principal Carryover Shortfall for the prior Distribution Date, and (iii) without duplication, on the Final Scheduled Distribution Date for a class of Class A Notes, the amount necessary to reduce the outstanding balance of such Class A Notes to zero.

          "Class A Principal Distributable Amount" means, with respect to any
           --------------------------------------
Distribution Date and the related Collection Period, the product of (i) the Class A Principal Percentage and (ii) the Principal Distributable Amount.

          "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-
           -------------
2 Notes, the Class A-3 Notes and the Class A-4 Notes.

          "Class A-1 Notes" means the Class A-1 ____% Asset Backed Notes in the
           ---------------
aggregate principal amount of $__________.

          "Class A-2 Notes" means the Class A-2 _____% Asset Backed Notes in the
           ---------------
aggregate principal amount of $___________.

          "Class A-3 Notes" means the Class A-3 ____% Asset Backed Notes in the
           ---------------
aggregate principal amount of $_________.

          "Class A-4 Notes" means the Class A-4 ___% Asset Backed Notes in the
           ---------------
aggregate principal amount of $__________.

          "Class B Notes" means the Class B ___% Asset Backed Notes in the
           -------------
aggregate principal amount of $__________.

          "Class A Principal Percentage" means, with respect to any Distribution
           ----------------------------
Date, the quotient of (i) the sum of the initial principal balance of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes divided by (ii) the sum of the initial principal balance of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

          "Class B Noteholders' Interest Carryover Shortfall" means, as of the
           -------------------------------------------------
close of any Distribution Date, the excess, if any, of the Class B Noteholders' Interest Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the related Deposit Date in respect of payment of interest on the Class B Notes.

          "Class B Noteholders' Interest Distributable Amount" means, with
           --------------------------------------------------
respect to any Distribution Date, the sum of (i) the Class B Noteholders' Monthly Interest Distributable Amount for such Distribution Date and (ii) the Class B Noteholders' Interest Carryover Shortfall as of the preceding Distribution Date.

          "Class B Noteholders' Monthly Interest Distributable Amount" means,
           ----------------------------------------------------------
with respect to any Distribution Date, the product of (i) the outstanding principal balance of the Class B Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class B Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (ii) the product of the Interest Rate for the Class B Notes and 1/12 (multiplied by, in the case of the first Distribution Date, a fraction, the numerator of which is the number of days elapsed from the Closing Date and the denominator of which is
30).

          "Class B Noteholders' Principal Carryover Shortfall" means, on a
           --------------------------------------------------
Distribution Date, the excess, if any, of the Class B Noteholders' Principal Distributable Amount over the amount paid to the Class B Noteholders in respect of principal on such Distribution Date.

          "Class B Noteholders' Principal Distributable Amount" means, for any
           ---------------------------------------------------
Distribution Date, the sum of (i) the Class B Principal Distributable Amount,
(ii) the Class B Noteholders' Principal Carryover Shortfall for the prior Distribution Date, and (iii) without duplication, on the Final Scheduled Distribution Date for the Class B Notes, the amount necessary to reduce the outstanding balance of the Class B Notes to zero.

          "Class B Principal Distributable Amount" means, with respect to any
           --------------------------------------
Distribution Date and the related Collection Period, the product of (i) the Class B Principal Percentage and (ii) the Principal Distributable Amount.

          "Class B Principal Percentage" means, with respect to any Distribution
           ----------------------------
Date, the quotient of (i) the initial principal balance of the Class B Notes divided by (ii) the sum of the initial principal balance of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

          "Clearing Agency" means an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

          "Closing Date" means _______, 20__-__.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Code Collateral" means any property a security interest in which may
           ---------------
be perfected by filing under the Relevant UCC.

          "Collateral" shall have the meaning given such term in the Granting
           ----------
Clause of the Indenture.

          "Collection Account" means the account designated as such, established
           ------------------
and maintained pursuant to Section 4.1 of this Agreement.

          "Collection Period" means, during the term of this Agreement, the
           -----------------
period from and including the 24th day of a calendar month to and including the 23rd day of the next succeeding calendar month or, in the case of the initial Collection Period, the period from the close of business of the Servicer on the Cutoff Date to and including _____, 20__. With respect to any Determination Date, Deposit Date or Distribution Date, the "related Collection Period" shall mean the Collection

Period ending during the preceding month in which such Determination Date, Deposit Date or Distribution Date occurs.

          "Collections" means all collections on the Receivables.
           -----------

          "Commission" means the Securities and Exchange Commission, or any
           ----------
successor thereto.

          "Computer Tape" means the computer tape generated by the Seller which
           -------------
provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

          "Contract Rate" means, with respect to a Receivable, the rate per
           -------------
annum of interest charged on the outstanding receivable balance of such Receivable.

          "Control" over a Security Entitlement shall be considered obtained by
           -------
the Indenture Trustee or the Owner Trustee, as applicable, if:

          (i) the Indenture Trustee or the Owner Trustee, as applicable, is the Securities Intermediary for the Account in which such Security Entitlement is held, or (b) the Indenture Trustee or the Owner Trustee, as applicable, (1) is registered on the records of the Securities Intermediary as the person having such a Security Entitlement against the Securities Intermediary, or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Indenture Trustee or the Owner Trustee, as applicable, regarding the sale or redemption of the Security Entitlement without further consent of any other person; and

          (ii) the "Securities Intermediary" for such Security Entitlement (a) is the registered owner of the related Financial Asset, (b) is the holder of the Security Certificate for the related Financial Asset, or (c) holds its interest in the related Financial Asset directly through a clearing corporation (as defined in Revised
               Article 8).

          "Corporate Trust Office" means:
           ----------------------

          (a) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at _______________________, _________________________
     Attention: [_________________________], or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Seller and the Servicer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Seller and the Servicer); or

          (b) with respect to the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at: ________________________, ________________________
     Attention: _________________________, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders, the Seller and the Servicer, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders, the Seller and the Servicer).

          "Credit Deferral" has the meaning specified in Section 3.2.
           ---------------

          "Cumulative Gross Losses" shall equal, on any Distribution Date, the
           -----------------------
aggregate amount allocable to principal of all Receivables which have been designated as Liquidating Receivables with respect to all Collection Periods ending prior to such Distribution Date.

          "Custodian" means First Security Service Company or another custodian
           ---------
named from time to time.

          "Cutoff Date" means _______, 20__.
           -----------

          "Dealer" means, with respect to a Receivable, the seller of the
           ------
related Financed Vehicle, who originated and assigned the Receivable relating to such Financed Vehicle to the Seller under a Dealer Agreement and a Dealer Assignment.

          "Dealer Agreement" means an agreement between the Seller and a Dealer
           ----------------
relating to the assignment of Receivables to the Seller and all documents and instruments (other than the related Dealer Assignments) relating thereto.

          "Dealer Assignment" means the executed assignment conveying a
           -----------------
Receivable from a Dealer to the Seller.

          "Dealer Loan" means a motor vehicle retail installment sale contract
           -----------
originated by a Dealer and conveyed to the Seller pursuant to a Dealer
Assignment.

          "Default Trigger" means _______.
           ---------------

          "Deferral Fee" means the fee associated with any Optional Payment
           ------------
Deferral or Credit Deferral.

          "Definitive Notes" shall mean the Notes specified in Section 2.2 of
           ----------------
the Indenture.

          "Delinquency Ratio" means, for any Collection Period, the ratio,
           -----------------
expressed as a percentage, of (i) the principal amount of all outstanding Receivables (other than Purchased Receivables and Liquidating Receivables) which are 60 or more days delinquent as of the last day of such Collection Period, determined in accordance with the Servicer's customary practices, divided by (i) the Aggregate Receivables Balance as of the last day of such Collection Period.

          "Delinquency Trigger" means _____%.
           -------------------

          "Deposit Date" means, with respect to any Distribution Date, the
           ------------
Business Day preceding such Distribution Date.

          "Determination Date" means the tenth day of each month (or, if such
           ------------------
day is not a Business Day, the next succeeding Business Day).

          "Direct Motor Vehicle Loan" means a Receivable that is a motor vehicle
           -------------------------
retail installment loan originated by the Seller.

          "Distribution Date" means the 15th day of each month (or, if such day
           -----------------
is not a Business Day, the next succeeding Business Day), commencing ______ 15, 20__.

          "Electronic Ledger" means the electronic master record of the retail
           -----------------
installment sale contracts and retail installment loans of the Seller.

          "Eligible Deposit Account" means either (i) a segregated account with
           ------------------------
an Eligible Institution or (ii) a segregated trust account with the trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt rating of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

          "Eligible Institution" means any depository institution with trust
           --------------------
powers (which may include the Seller, the Servicer or either Trustee), organized under the laws of the United States, any state thereof, the District of Columbia or any domestic branch of a foreign bank, having combined capital and surplus in excess of $100,000,000, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or state banking authorities and which has (i) a rating of at least P-1 from Moody's and A-l+ from S&P with respect to short-term deposit obligations, and (ii) if such institution has issued long-term unsecured debt obligations, a rating of A2 or higher from Moody's and AA-or higher from S&P with respect to long-term unsecured debt obligations (or a depositary institution that otherwise satisfies the Rating Agency Condition). The Indenture Trustee is an Eligible Institution if it satisfies clause (i) and
(ii) above. If such depository institution publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          "Eligible Investments" shall mean, at any time, any one or more of the
           --------------------
following types of investments, each of which shall mature on or prior to the next succeeding Deposit Date (or, to the extent overnight investments are permitted under Section 4.1(a)(ii), on the next Distribution Date):

          (a) direct marketable obligations of the United States having a maturity of not more than 30 days from the date of acquisition;

          (b) marketable obligations directly and fully guaranteed by the United States as to the full and timely payment of principal and interest having a maturity of not more than 30 days from the date of acquisition;

          (c) bankers' acceptances and certificates of deposit denominated in U.S. Dollars in each case having a maturity of not more than 30 days from the date of acquisition, and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term unsecured securities of which are rated at least A-1+ by S&P and P-1 by Moody's; and

          (d) commercial paper having a maturity of not more than 30 days and which is rated at least A-l+ by S&P and P-1 by Moody's;

          (e) freely redeemable shares in no-load money market funds which invest solely in obligations, bankers' acceptances, certificates of deposit and commercial paper of the types described in clauses (a) through (d), without regard to the limitations as to the maturity of such obligations, bankers' acceptances, certificates of deposit or commercial paper set forth in such clauses, rated at least AAAm by S&P and Aaa by Moody's; and

          (f) any money market fund so long as it shall be rated by each Rating Agency as either AAAm, Aaa, as an eligible investment for AAA/Aaa rated transactions, or, with respect to each Rating Agency, in the highest short-term rating assigned by such Rating Agency.

          Eligible Investments may include, if otherwise eligible pursuant to paragraphs (a) to (f) above, debt securities of either Trustee, the Seller or any of their Affiliates for which either Trustee, the Seller or any of their Affiliates is an investment manager or investment advisor.

          "Eligible Servicer" means (a) any Affiliate of the Seller, (b) the
           -----------------
Indenture Trustee or (c) any Person which, at the time of its appointment as Servicer or as a subservicer, (i) has a net worth of not less than $50,000,000,
(ii) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans, (iii) is legally qualified, and has the capacity, to service the Receivables, (iv) has demonstrated the ability to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans similar to the Receivables professionally and competently in accordance with standards of skill and care that are consistent with prudent industry standards, and (v) is qualified and entitled to use pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer or any subservicer uses in connection with performing its duties and responsibilities under this Agreement or the related subservicing agreement or obtains rights to use, or develops at its own expense, software which is adequate to perform its duties and responsibilities under this Agreement or the related subservicing agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Event of Default" has the meaning specified in Section 5.1 of the
           ----------------
Indenture.

          "Event of Servicing Termination" means an event specified in Section
           ------------------------------
7.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Executive Officer" means, with respect to a corporation, the Chief
           -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice Presidents, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "Federal Book-Entry Security" means an obligation issued by the U.S.
           ---------------------------
Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations.

          "Final Scheduled Distribution Date" means, with respect to a class of
           ---------------------------------
Securities, the Distribution Date occurring in the month set forth below opposite such Securities:

               Class A-1 Notes:          _________
               Class A-2 Notes:          _________
               Class A-3 Notes:          _________
               Class A-4 Notes:          _________
               Class B Notes:            _________

          "Financed Vehicle" means the Motor Vehicle, together with all
           ----------------
accessions thereto, securing an Obligor's indebtedness under a Receivable.

          "Financial Asset" has the meaning given such term in Revised Article
           ---------------
8. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Revised
Article 8) holding such Security Entitlement has the rights and property interest specified in Revised Article 8.

          "Further Transfer and Servicing Agreements" means the Sale and
           -----------------------------------------
Servicing Agreement, Trust Agreement and the Indenture.

          "Grant" means, to mortgage, pledge, bargain, sell, warrant, alienate,
           -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Gross Loss Ratio" means, on any Distribution Date, an amount
           ----------------
expressed as a percentage equal to the quotient of (i) the Cumulative Gross Losses as of such Distribution Date divided by (ii) the Aggregate Starting Receivables Balance.

          A "Gross Loss Trigger Event" shall occur if, on any Distribution Date,
             ------------------------
the Gross Loss Ratio exceeds ___.

          "Holder" means the Person in whose name a Note or Certificate is
           ------
registered on the Note Register or the Certificate Register, as applicable.

          "Indenture" means the Indenture dated as of the dated hereof between
           ---------
the Trust and __________________________, as Indenture Trustee, as amended and supplemented from time to time.

          "Indenture Trustee" means _________________________, or any successor
           -----------------
indenture trustee under the Indenture.

          "Independent" means, when used with respect to a specific Person, that
           -----------
the Person (i) is in fact independent of the Issuer, and any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Initial Receivable Balance" means, with respect to a Receivable, the
           --------------------------
aggregate amount advanced toward the purchase price of all Financed Vehicles related to such Receivable, including insurance premiums, federal excise taxes, sales taxes and other items customarily financed as part of Motor Vehicle Loans and related costs, less payments received from the Obligor prior to the related Cutoff Date allocable to principal in accordance with the terms of the Receivable.

          "Insurance Policies" means all comprehensive and collision, fire and
           ------------------
theft insurance policies maintained by the Obligors naming the Seller as an additional insured or loss payee and any credit and disability and physical damage insurance policies maintained by the Obligors and benefitting any holder of the Receivables.

          "Interest Accrual Date" means _______, 20__.
           ---------------------

          "Interest Collections" means, for any Distribution Date, the sum of
           --------------------
the following amounts for the related Collection Period: (i) that portion of the Collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the terms of the Receivables and the Servicer's customary procedures, (ii) all related Liquidation Proceeds, to the extent allocable to interest, (iii) to the extent allocable to interest, all related Recoveries, and (iv) to the extent attributable to interest, the Repurchase Amount of all Receivables that are repurchased by the Seller or purchased by the Servicer as of any day in the related Collection Period. "Interest Collections" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Repurchase Amount of which has been distributed on a prior Distribution Date.

          "Interest Rate" means, with respect to the Class A-1 Notes, _____% per
           -------------
annum, with respect to the Class A-2 Notes, _____% per annum, with respect to the Class A-3 Notes, ____% per annum, with respect to the Class A-4 Notes, _____% per annum and, with respect to the Class B Notes, ____% per annum.

          "Interested Parties" means the Trust and each other party identified
           ------------------
in the Transfer and Servicing Agreements as having an interest as owner, trustee, secured party or Securityholder with respect to the Trust Property.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended and supplemented from time to time.

          "Issuer" means First Security Auto Owner Trust 2000-1, a Delaware
           ------
business trust.

          "Issuer Order" and "Issuer Request" means a written order or request
           ------------       --------------
signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

          "Lien" means any security interest, lien, charge, pledge, equity or
           ----
encumbrance of any kind other than liens for taxes not yet due and payable, mechanics' liens, any liens that attach by operation of law, and any liens being contested by appropriate measures.

          "Liquidating Receivable" means, with respect to any Collection Period,
           ----------------------
a Receivable (other than a Purchased Receivable) which the Servicer, on behalf of the Trust, has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided, however, that any
                                                   --------  -------
Receivable which the Seller or the Servicer is obligated to repurchase or purchase shall be deemed not to be a Liquidating Receivable during a Collection Period unless the Seller or the Servicer fails to deposit the Repurchase Amount on the related Deposit Date when due, unless such Receivable is otherwise repurchased or purchased on or prior to the last day of the Collection Period in which such Receivable is determined to be a Liquidating Receivable.

          "Liquidation Proceeds" means, with respect to any Distribution Date
           --------------------
and a Receivable that became a Liquidating Receivable during the related Collection Period, (i) insurance proceeds received during such Collection Period by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the Obligors, (ii) amounts received by the Servicer during such Collection Period from a Dealer in connection with such Liquidating Receivable pursuant to the exercise of rights under a Dealer Agreement, and (iii) the monies collected by the Servicer (from whatever source, including proceeds of a sale of a Financed Vehicle or deficiency balance recovered after the charge-off of the related Receivable) during such Collection Period on such Liquidating Receivable, net of any expenses incurred by the Servicer in connection with the collection of such Receivable and the disposition of the Financed Vehicle and any payments required by law to be remitted to the Obligor, but, in any event, not less than zero. Liquidation Proceeds shall be applied first to the Receivable Balance thereof and then to accrued and unpaid interest on the Receivable.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Motor Vehicle" means a new or used automobile or light-duty truck
           -------------
which is the subject of a retail installment sale contract originated by a dealer or a retail installment loan originated by the Seller.

          "Net Loss Ratio" means, for any Collection Period, an amount,
           --------------
expressed as a percentage, equal to (i) the product of (a) the Aggregate Net Losses minus Recoveries for such Collection Period, and (b) twelve divided by
(ii) the average of the Aggregate Receivables Balances on each of the first day of such Collection Period and the last day of such Collection Period.

          "Note Depositary " means the depositary from time to time selected by
           ---------------
the Indenture Trustee on behalf of the Trust in whose name the Notes are registered prior to the issuance of Definitive Notes. The first Note Depositary shall be Cede & Co., the nominee of the initial Clearing Agency.

          "Note Distribution Account" means the account designated as such,
           -------------------------
established and maintained pursuant to Section 4.1(a)(ii) of this Agreement.

          "Note Owner" means with respect to a Book-Entry Note, the Person who
           ----------
is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency.

          "Note Pool Factor" means, for each class of Notes, a seven-digit
           ----------------
decimal which the Servicer will compute prior to each distribution with respect to such class of Notes expressing the remaining outstanding principal balance of such class of Notes, as of the close of such date (after giving effect to payments to be made on such date), as a fraction of the initial outstanding principal balance of such class of Notes.

          "Noteholders" means holders of record of the Notes pursuant to the
           -----------
Indenture and, with respect to any class of Notes, holders of record of such class of Notes pursuant to the Indenture.

          "Noteholders' Principal Distributable Amount" means, for any
           -------------------------------------------
Distribution Date, the sum of (i) the Class A Noteholders' Principal Distributable Amount and (ii) the Class B Noteholders' Principal Distributable Amount.

          "Note Register" means, with respect to any class of Notes, the
           -------------
register of such Notes specified in Section 2.4 of the Indenture.

          "Note Registrar" means, the registrar at any time of the Note
           --------------
Register, appointed pursuant to Section 2.4 of the Indenture.

          "Notes" means, collectively, the Class A-1 Notes, the Class A-2 Notes,
           -----
the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

          "Obligations" means any principal, interest, penalties, fees,
           -----------
indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

          "Obligor" means the purchaser or the co-purchasers of a Financed
           -------
Vehicle purchased in part or in whole by the execution and delivery of the related Receivable or the borrower or co-borrowers under the related Receivables the proceeds of which were applied to purchase in part or in whole the Financed Vehicle, and any other co-signer of the Receivable who owes or may be liable for payments under such Receivable.

          "Officer's Certificate" means a certificate signed by the Chairman,
           ---------------------
the President, any Vice President, the Treasurer or the Cashier of the Seller or the Servicer, as the case may be, and delivered to the Indenture Trustee or the Owner Trustee, as applicable.

          "Opinion of Counsel" means a written opinion of counsel (who may be
           ------------------
outside counsel to the Seller or the Servicer). In addition, for purposes of the
Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee; (ii) the opinion shall be reasonably acceptable in form and substance to the Indenture Trustee and addressed to the Indenture Trustee and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

          "Optional Payment Deferral" shall have the meaning specified in
           -------------------------
Section 3.2(c).

          "Outstanding" means, with respect to the Notes, as of the date of
           -----------
determination, all Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided,
                                                                 --------
     however, that if such Notes are to be redeemed,
     -------
     notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite
--------  -------
outstanding amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be fully protected in conclusively relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that an Authorized Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded.

          "Outstanding Advances" means, with respect to any Distribution Date,
           --------------------
the aggregate of all Advances made by the Servicer with respect to prior Distribution Dates that have not been reimbursed pursuant to Section 4.3(c).

          "Owner Trust Estate" means all right, title and interest of the Trust
           ------------------
in and to the property and rights assigned to the Trust pursuant to Article II of this Agreement, all funds on deposit from time to time in the Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to this Agreement and the Administration Agreement.

          "Owner Trustee" means _____________________, a _____________________,
           -------------
or any successor owner trustee under the Trust Agreement.

          "Paying Agent" means, with respect to the Indenture, the Indenture
           ------------
Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Trust to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Trust and, with respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement.

          "Person" means a legal person, including any individual, corporation,
           ------
limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Physical Property" means (i) bankers' acceptances, commercial paper,
           -----------------
negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of

Section 9-105(1)(i) of the Relevant UCC and are susceptible of physical delivery and (ii) certificated securities (as defined in Section 8-102 of the Relevant
UCC).

          "Predecessor Note" means, with respect to any particular Note, every
           ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Principal Distributable Amount" means, with respect to any
           ------------------------------
Distribution Date, the excess of (i) Available Principal for such Distribution Date plus Realized Losses with respect to the related Collection Period over
(ii) all related Recoveries, to the extent allocable to principal with respect to the related Collection Period.

          "Principal Payment Amount" means, with respect to any Distribution
           ------------------------
Date, the lesser of (x) the Noteholders' Principal Distributable Amount and (y) the Total Available Amount remaining after payment of the Total Servicing Fee, the Aggregate Class A Noteholders' Interest Distributable Amount and the Class B Noteholders' Interest Distributable Amount.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
or administrative proceeding.

          "Purchased Receivable" means, at any time, a Receivable as to which
           --------------------
payment of the Repurchase Amount has previously been made by the Seller or the Servicer pursuant to this Agreement.

          "Rating Agency" means at any time any nationally recognized
           -------------
statistical rating agency providing a rating for the Notes at the request of the Seller at such time.

          "Rating Agency Condition" means, with respect to any action, the
           -----------------------
condition that each Rating Agency shall have been given at least 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies (other than Moody's) shall have notified the Seller, the Servicer, the Indenture Trustee and the Issuer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Notes.

          "Realized Losses" means, with respect to any Distribution Date and a
           ---------------
Receivable that became a Liquidating Receivable during the related Collection Period, the excess of (i) the Receivable Balance of such Receivable as of the first day of the related Collection Period over (ii) Liquidation Proceeds received with respect to such Receivable during such Collection Period, to the extent allocable to principal.

          "Receivable" means a motor vehicle retail installment sale contract or
           ----------
a motor vehicle retail installment loan described in the Schedule of Receivables and all proceeds thereof and payments thereunder, but excluding any Purchased Receivables.

          "Receivable Balance" means, as of the last day of the related
           ------------------
Collection Period, with respect to any Receivable, the Initial Receivable Balance minus the sum, in each case computed in accordance with the terms of the Receivable, of (i) that portion of payments due on and after the Cutoff Date and on or prior to the last day of the related Collection Period allocated to principal, (ii) any prepayments applied by the Servicer to reduce the Receivable Balance and (iii) that portion of the following received and allocated to principal by the Servicer: proceeds from any Insurance Policies covering the Financed Vehicle or Financed Vehicles, Liquidation Proceeds and proceeds from any Dealer Agreement. The Obligor on a Receivable secured by multiple Financed Vehicles may prepay an amount corresponding to the outstanding principal balance for one or more of such Financed Vehicles and the security interest in such vehicles will generally be released.

          "Receivable File" means, with respect to a Receivable, the electronic
           ---------------
entries, documents, instruments and writings specified in Section 2.5.

          "Record Date" means, with respect to each Collection Period and the
           -----------
related Distribution Date, the day immediately preceding such Distribution Date (or, if Definitive Notes are issued, the last day of such Collection Period).

          "Recoveries" means, with respect to any Distribution Date, all monies
           ----------
received by the Servicer with respect to any Liquidating Receivable during the related Collection Period if such Collection Period follows the Collection Period in which such Receivable became a Liquidating Receivable, net of the sum of (i) any expenses incurred by the Servicer in connection with the collection of such Receivable and the disposition of the Financed Vehicle (to the extent not previously reimbursed) and (ii) any payments required by law to be remitted to the Obligor but, in any event, not less than zero.

          "Redemption Price" means, in the case of a redemption of the Notes
           ----------------
pursuant to Section 10.01 of the Indenture, the unpaid principal amount of the Class A-4 Notes and the Class B Notes to be redeemed pursuant to Section 10.1 of the Indenture plus accrued and unpaid interest thereon.

          "Relevant UCC" shall mean the Uniform Commercial Code as in effect in
           ------------
the relevant jurisdiction, as amended from time to time.

          "Repurchase Amount" of any Receivable means, with respect to any
           -----------------
Deposit Date, an amount equal to the sum of (i) the outstanding Receivable Balance of such Receivable as of the last day of the related Collection Period and (ii) an amount equal to the amount of accrued and unpaid interest on such Receivable Balance at the related Contract Rate through the last day of the related Collection Period, in each case, after giving effect to Collections on such Receivable in such Collection Period.

          "Required Rating" means a rating with respect to short-term deposit
           ---------------
obligations of at least P-1 by Moody's and at least A-1 by S&P and, if such institution has issued long-term unsecured debt obligations, a rating of A2 or higher from Moody's and A or higher from S&P with respect to long-term unsecured debt obligations.

          "Reserve Account" means the fund established pursuant to Section 4.1
           ---------------
and maintained as such pursuant to Section 4.6.

          "Reserve Account Floor Amount" means $__________.
           ----------------------------

          "Reserve Account Increase Percentage" means ___%.
           -----------------------------------

          "Reserve Account Initial Deposit" means, with respect to the Closing
           -------------------------------
Date, $_________.

          "Reserve Account Property" has the meaning specified in the Granting
           ------------------------
Clause of the Indenture.

          "Reserve Account Trigger Starting Date" means the _________, 20__
           -------------------------------------
Distribution Date.

          "Responsible Officer" means, with respect to the Owner Trustee, any
           -------------------
officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Revised Article 8" means Revised Article 8 (1994 Version) (and
           -----------------
corresponding amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

          "S&P" means Standard & Poor's Ratings Service, a Division of the
           ---
McGraw Hill Companies.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement
           ----------------------------
dated as of _____, 20__ between the Bank and the Trust, as amended and supplemented from time to time.

          "Scheduled Payment" means, for any Collection Period for any
           -----------------
Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 or any rescheduling in any insolvency or similar proceedings).

          "Schedule of Receivables" means the list identifying the Receivables
           -----------------------
attached hereto as Schedule A.

          "Secretary of State" means the Secretary of State of Delaware unless a
           ------------------
different jurisdiction is specified.

          "Securities" means the Notes and the Certificates.
           ----------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Security Certificate" has the meaning given such term in Revised
           --------------------
Article 8.

          "Security Entitlement" has the meaning given such term in Revised
           --------------------
Article 8.

          "Securityholder" means any of the Noteholders or Certificateholders.
           --------------

          "Seller" means First Security Bank, N.A. (including all Persons merged
           ------
into or otherwise consolidated with, and all other predecessors thereto) in its capacity as seller of the Receivables to the Trust under this Agreement, and each successor thereto (in the same capacity) pursuant to Section 6.3.

          "Servicer" means First Security Bank, N.A., in its capacity as
           --------
servicer of the Receivables under this Agreement, each successor thereto (in the same capacity) pursuant to Section 7.3, and each successor servicer appointed and acting pursuant to Section 7.2.

          "Servicer's Certificate" has the meaning specified in Section 3.9.
           ----------------------

          "Servicing Fee" means, with respect to any Distribution Date, an
           -------------
amount equal to the product of (i) one-twelfth of the Servicing Fee Rate and
(ii) the Aggregate Receivables Balance as of the first day of the preceding Collection Period.

          "Servicing Fee Rate" shall be 1.0% per annum, calculated on the basis
           ------------------
of a 360-day year consisting of twelve 30-day months.

          "Servicing Officer" means any officer of the Servicer involved in, or
           -----------------
responsible for, the administration and servicing of the Receivables, whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Indenture Trustee and the Owner Trustee by the Servicer on the Closing Date, as such list may be amended from time to time by the Servicer in writing.

          "Simple Interest Method" means the method of allocating a fixed level
           ----------------------
payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the Contract Rate multiplied by the unpaid Receivable Balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

          "Simple Interest Receivable" means any Receivable under which the
           --------------------------
portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          "Specified Reserve Account Balance" with respect to any Distribution
           ---------------------------------
Date, will equal the Basic Reserve Account Percentage of the Aggregate Receivables Balance, except that the Specified Reserve Account Balance will never be less than the lesser of (i) the Reserve Account Floor Amount and (ii) the aggregate outstanding principal amount of the Notes. The Specified Reserve Account Balance will be calculated as the Reserve Account Increase Percentage of the

Aggregate Receivables Balance for any Distribution Date (beginning on the Reserve Account Trigger Starting Date) on which the Average Net Loss Ratio exceeds the Default Trigger or the Average Delinquency Ratio exceeds the Delinquency Trigger. The Specified Reserve Account Balance may be reduced or the definition thereof otherwise modified without the consent of the Noteholders if the Rating Agencies confirm in writing, after having received notice thereof, that such reduction or modification will not result in a reduction or withdrawal of the rating of the Notes; provided, however that Moody's shall receive such notice but not be required to issue a confirmation of ratings.

          "Supplemental Servicing Fee" shall have the meaning set forth in
           --------------------------
Section 3.8.

          "Temporary Notes" means the Notes specified in Section 2.3 of the
           ---------------
Indenture.

          "TIA" means the Trust Indenture Act of 1939, as amended and
           ---
supplemented from time to time.

          "Total Available Amount" means, for each Distribution Date, the sum of
           ----------------------
the Available Amount and all cash or other immediately available funds on deposit in the Reserve Account immediately prior to such Distribution Date (excluding investment earnings).

          "Total Servicing Fee" means, on any Distribution Date, the Servicing
           -------------------
Fee for the related Collection Period and any unpaid Servicing Fees from prior Distribution Dates.

          "TRADES" means regulations promulgated by the U.S. Department of the
           ------
Treasury governing book-entry Treasury bonds, notes and bills, 31 C.F.R. Part 357, which replace prior Treasury regulations and which designate Revised
Article 8 as the applicable governing law.

          "TRADES Effective Date" means with respect to a Federal Book-Entry
           ---------------------
Security, the date (which was January 1, 1997, in the case of securities issued by the U.S. Treasury) on which TRADES or an equivalent set of regulations becomes effective.

          "Transfer and Servicing Agreements" means this Agreement, the Trust
           ---------------------------------
Agreement and the Indenture.

          "Trust" means the First Security Auto Owner or Trust 20__-__ created
           -----
by the Trust Agreement.

          "Trust Agreement" means the Amended and Restated Trust Agreement dated
           ---------------
as of the date hereof between the Seller and _________________________, as Owner Trustee, as amended and supplemented from time to time.

          "Trustees" means the Owner Trustee and the Indenture Trustee.
           --------

          "Trust Estate" means all money, instrument, rights and other property
           ------------
that are subject to or intended to be subject to the lien and security interest of the Indenture Trustee for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof, the Reserve Account and the Reserve Account Property pledged to the Indenture Trustee pursuant to the Indenture.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended and supplemented from time to time.

          "Trust Property" means the Receivables; all monies due or received
           --------------
under the Receivables after the close of business of the Servicer on the Cutoff Date; the Collection Account and the Certificate Distribution Account and such amounts as from time to time may be held therein (including the Account Property related thereto); security interests in the Financed Vehicles; the Seller's rights (if any) to receive proceeds from claims on Insurance Policies covering the Financed Vehicles or the Obligors; the Seller's rights relating to the Receivables under the Dealer Agreements and Dealer Assignments; the Seller's rights to all documents and information contained in the Receivable Files; the rights of the Trust under this Agreement (including the right to receive payments under the circumstances specified herein from the Reserve Account); and all proceeds (within the meaning of the Relevant UCC) of the foregoing.

          "UCC" means the Uniform Commercial Code, as amended from time to time.
           ---

          "Uncertificated Security" as of any date, has the meaning given to
           -----------------------
such term under the Relevant UCC as in effect on such date.

          Section 1.2    Usage of Terms. With respect to all terms used in this
                         --------------
Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

          Section 1.3    Calculations. All calculations of the amount of
                         ------------
interest accrued on the Certificates during any Collection Period and all calculations of the amount of the Servicing Fee payable with respect to a Collection Period shall be made on the basis of a 360-day year consisting of twelve 30-day months.

          Section 1.4    References. All references to the first day of a
                         ----------
Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business of the Servicer on such day.

          Section 1.5    Section References. All section references shall be to
                         ------------------
Sections in this Agreement unless otherwise specified.

          Section 1.6    Action by or Consent of Securityholders. Whenever any
                         ---------------------------------------
provision of this Agreement refers to action to be taken, or consented to, by Securityholders, such provision shall be deemed to refer to Securityholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consented to by Securityholders.


                                  ARTICLE II

                              THE TRUST PROPERTY

          Section 2.1    Conveyance of Trust Property. (a) In consideration of
                         ----------------------------
the Trust's delivery of the Securities to, or upon the written order of, the Seller, the Seller hereby sells, transfers, assigns and conveys to the Trust, upon the terms and conditions hereof, the Trust Property, without recourse. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by any Trustee, the Trust or any Securityholder of any obligation of the Seller to the Obligors, the Dealers, or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

          (b) The Seller intends that the transfer and conveyance of the Trust Property to the Trust hereunder constitutes a complete sale and assignment of all of the Seller's right, title and interest in, to and under the Trust Property to the Trust and that the beneficial interest of the Seller in, and title to, the Trust Property will not be a part of the Seller's estate in the event of any liquidation, reorganization or similar insolvency proceeding with respect to the Seller. In the event that the transfer hereunder is not respected as a complete sale and assignment of the Trust Property to the Trust, then, in such event, the Seller hereby grants to the Trust a security interest in all of the Seller's right, title and interest in the Trust Property. This Agreement shall constitute a security agreement under applicable law.

          Section 2.2    Warranties of the Seller as to Each Receivable. The
                         ----------------------------------------------
Seller hereby makes the following warranties as to each Receivable conveyed by it to the Trust hereunder on which the Trust shall rely in accepting the Trust Property in trust and executing and delivering the Securities. Unless otherwise indicated, such warranties shall speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables and the other Trust Property to the Trust and the pledge under the Indenture.

                         (i)    Characteristics of Receivables. The Receivable
                                ------------------------------
     has been fully and properly executed by the parties thereto and (a) (x) has been originated by the Seller in the ordinary course of its business or (y) has been originated by a Dealer for the retail sale of a Motor Vehicle in the ordinary course of such Dealer's business, and has been purchased by the Seller from such Dealer in the ordinary course of the Seller's business and has been validly assigned by such Dealer to the Seller, (b) is secured by a valid, subsisting, and enforceable security interest in favor of the Seller in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency) prior in right to the security interest of any other creditor, which security interest is assignable together with such Receivable, and has been so assigned, by the Seller to the

     Trust, (c) contains or is accompanied by a security agreement which contains customary and enforceable provisions such that the rights and remedies of the secured party are adequate for realization of the benefits of the security interest in the subject collateral, (d) provides at origination for level monthly payments (provided that the first and the
                                             --------
     last payment may be less than or minimally more than the level payment), which fully amortize the Amount Financed over the original term and provides for interest at the related Contract Rate and (e) in the event of a complete prepayment, provides for a payment that will fully pay the Receivable Balance of such Receivable as of the first day of the Collection Period in which the Receivable is fully prepaid, together with interest accrued at least to the date of prepayment at the related Contract Rate.

                         (ii)   Schedule of Receivables. The information set
                                -----------------------
     forth in the Schedule of Receivables with respect to such Receivable has been produced from the Electronic Ledger and was true and correct as of the close of business of the Servicer on the Cutoff Date; and the Initial Receivable Balance and the Contract Rate of the Receivable have been accurately and correctly calculated as of the Cutoff Date.

                         (iii)  Compliance with Laws. To the best knowledge of
                                --------------------
     the Seller, the Receivable, and the sale of the related Financed Vehicle, complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z, and any other consumer credit, equal opportunity, and disclosure laws; provided, however, that if,
                                       --------  -------
     notwithstanding the best knowledge of the Seller, any Receivable, or the sale of the related Financed Vehicle, fails to comply with applicable law in the manner and to the extent set forth herein, the Seller shall repurchase such Receivable in accordance with the terms and conditions set forth in Section 2.4, but such failure to comply with such laws shall not constitute a breach of this warranty except for purposes of Section 2.4.

                         (iv)   Binding Obligation. The Receivable constitutes
                                ------------------
     the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                         (v)    No Government Obligor. The Obligor on the
                                ---------------------
     Receivable is not the United States of America or any State thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any State thereof or any local government.

                         (vi)   Receivables in Force. The Receivable has not
                                --------------------
     been satisfied, subordinated, or rescinded and the Financed Vehicle has not been released from the lien granted by the Receivable in whole or in part.

                         (vii)  No Amendment or Waiver. No material provision of
                                ----------------------
     the Receivable has been amended, waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Receivable File and reflected in the Electronic Ledger and no such amendment, waiver, alteration or modification causes such Receivable not to conform to the other warranties contained in this Section.

                         (viii) No Defenses. The Receivable is not subject to
                                -----------
     any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Receivable, or the exercise of any right thereunder, will not render the Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

                         (ix)   No Liens. To the best knowledge of the Seller,
                                --------
     there are no liens or claims, including liens for work, labor, materials or unpaid state or federal taxes relating to the Financed Vehicle, that are or may be liens prior to, or equal to or coordinate with, the lien granted by the Obligor.

                         (x)    No Default. Except for payment delinquencies
                                ----------
     continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived any of the foregoing.

                         (xi)   Insurance. Except to the extent the Servicer
                                ---------
     does not customarily force place insurance, the Financed Vehicle securing each Receivable is insured under an Insurance Policy, the premiums for which have been paid in full, and such Insurance Policy is in full force and effect.

                         (xii)  Good Title. The Receivable has not been sold,
                                ----------
     assigned, pledged or otherwise conveyed by the Seller to any Person other than the Trust, and, immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to the Receivable free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest or other right or interest of any other Person, was the sole owner thereof and had full right and power to transfer and assign the Receivable to the Trust. Immediately upon the transfer and assignment of the Receivable to the Trust, the Trust shall have good and marketable title to the Receivable, free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest or other right or interest of any other Person; and all filings and actions required by the Relevant UCC with respect to the transfer of Receivables associated with the sale of the same have been accomplished for the purpose of complying with the Relevant UCC provisions governing the relative priority of interests of parties in the Receivables.

                         (xiii)  Lawful Assignment. The Receivable has not been
                                 -----------------
     originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable hereunder or pursuant to transfers of the Securities are unlawful, void, or voidable.

                         (xiv)   All Filings Made. All filings have been made,
                                 ----------------
     including filings under the Relevant UCC, which are necessary in any jurisdiction to cause the ownership and title interests of the Trust in the Receivables to be afforded priority over competing claims of the holders of security interests or other claims against whom such filings can assure priority.

                         (xv)    Valid Security Interest. On the Closing Date,
                                 -----------------------
     there will exist a valid, subsisting and enforceable first priority perfected security interest in the Financed Vehicle securing the Receivable (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest). With respect to the foregoing, the Seller hereby covenants to take all action necessary such that, at such time as enforcement of such security interest is sought, there shall exist a valid, subsisting and enforceable first priority perfected security interest in the Financed Vehicle for the benefit of the Trust (subject to administrative delays and clerical errors on the part of the applicable government agency and any statutory or other lien arising by operation of law after the Closing Date which is prior to such interest).

                         (xvi)   Capacity of Parties. All parties to the
                                 -------------------
     Receivable had capacity to execute the Receivable.

                         (xvii)  Chattel Paper. The Receivable is "chattel
                                 -------------
     paper" as defined in the Relevant UCC.

                         (xviii) One Original. There is only one executed
                                 ------------
     original of each Receivable.

                         (xix)   Obligations; No Impairment. The Seller has duly
                                 --------------------------
     fulfilled all obligations on its part to be fulfilled under, or in connection with, the Receivable and has done nothing to impair the rights of the Trust or the Securityholders in the Receivable or the proceeds thereof.

                         (xx)    No Fraud or Misrepresentation. To the best
                                 -----------------------------
     knowledge of the Seller, in the case of a Receivable originated by a Dealer, the Receivable was originated by a Dealer and sold by such Dealer to the Seller without any conduct constituting fraud or misrepresentation on the part of such Dealer; provided, however, that if, notwithstanding the
                                 --------  -------
     best knowledge of the Seller, any Receivable was originated and sold under conduct constituting fraud or misrepresentation on the part of such Dealer, the Seller shall repurchase such Receivable in accordance with the terms and conditions of Section 2.4, with the existence of such conduct not constituting a breach of this warranty, except for purposes of Section 2.4.

                         (xxi)   Possession. Immediately prior to the Closing
                                 ----------
     Date, the Seller (or an Affiliate thereof) will have possession of the original Receivable and the related Receivable File, and there are and there will be no custodial agreements in effect materially adversely affecting the right or ability of the Seller to make, or cause to be made, any delivery required hereunder.

                         (xxii)  Bulk Transfer Laws. The transfer, assignment
                                 ------------------
     and conveyance of the Receivable and Receivable Files by the Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          Section 2.3    Warranties as to the Receivables in the Aggregate and
                         -----------------------------------------------------
Actions of the Seller. The Seller hereby makes the following warranties as to
---------------------
the Receivables conveyed by it to the Trust hereunder on which the Trust shall rely in accepting the Trust Property in trust and executing and delivering the Securities. Unless otherwise indicated, such warranties shall speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables and the other Trust Property to the Trust and the pledge under the Indenture.

                         (i)    Amounts. The aggregate Initial Receivables
                                -------
     Balance of the Receivables are equal to the Aggregate Starting Receivables Balance.

                         (ii)   Individual Characteristics. The Receivables have
                                --------------------------
     the following individual characteristics as of the close of business of the Servicer on the Cutoff Date: (a) the obligations of the Obligors on the Receivables are secured by security interests in new or used automobiles or light-duty trucks; (b) each Receivable has a Contract Rate of at least _____ and less than _____; (c) each Receivable had a remaining maturity, as of the Cutoff Date, of not less than ___ months and not more than ___ months; (d) each Receivable had a remaining Receivable Balance of not less than _____ and not more than _________ as of the Cutoff Date; (e) no Receivable was more than ___ days delinquent as of the Cutoff Date; (f) no Financed Vehicle had been repossessed as of the Cutoff Date; (g) each Receivable is a motor vehicle retail installment sale contract or motor vehicle retail installment loan; (h) each Receivable provides for allocation of payments between principal and interest by the Simple Interest Method; (i) the Dealers of the Financed Vehicles, if any, have no participation in, or other right to receive, any proceeds of the Receivable; and (j) each Receivable was originated on or after __________. The Receivables were selected utilizing selection procedures that were not adverse to the Securityholders.

                         (iii)  Aggregate Characteristics. The Receivables had
                                -------------------------
     the following characteristics in the aggregate as of the Cutoff Date: (a) approximately _____ of the Aggregate Starting Receivables Balance was attributable to loans for purchases of new Financed Vehicles, and approximately _____ of the Aggregate Starting Receivables Balance was attributable to loans for purchases of used Financed Vehicles; (b) approximately _____ of the Aggregate Starting Receivables Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the States of [Washington, Idaho and Utah]; (c) the weighted average Contract Rate of the Receivables was _____; (d) approximately _____ of the Aggregate Starting Receivables Balance was attributable to Receivables originated by the Seller; (e) approximately __________ of the Aggregate Starting Receivables Balance was attributable to Receivables that are Dealer Loans; and (f) approximately ______ of the Aggregate Starting Receivables Balance was attributable to Receivables that are subject to a repurchase obligation by the originating Dealer upon default and repossession.

                         (iv)   Computer Tape. The Computer Tapes made available
                                -------------
     by the Seller to the Trustees were complete and accurate as of the Cutoff Date and include a description of the same Receivables that are described in the Schedule of Receivables.

                         (v)    Marking Records. By the Closing Date, the Seller
                                ---------------
     will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that such Receivables constitute part of the Trust Property and are owned by the Trust in accordance with the terms of the trust created hereunder.

                         (vi)   No Assignment. As of the Closing Date, the
                                -------------
     Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies, the Dealer Agreements, the Dealer Assignments or payments due under the Receivables that is senior to, or equal with, that of the Trust.

          Section 2.4    Repurchase upon Breach. The Seller, the Servicer, the
                         ----------------------
Owner Trustee or the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the actual discovery of any breach or failure to be true of the warranties (including in the case of Sections 2.2(iii), (ix) and (xx) any breach or failure which would have occurred if such warranty had not been made to the best knowledge of the Seller) made by the Seller pursuant to Section 2.2 or Section 2.3. Unless the breach or failure shall have been cured by the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice from the Owner Trustee, the Indenture Trustee or the Servicer of, such breach or failure, the Seller shall repurchase from the Trust, without recourse, representation or warranty, other than that the Owner Trustee, on behalf of the Trust, has not imposed any liens on the Receivable to be repurchased, any Receivable, the interests of the Trust and the Securityholders in which is materially and adversely affected by such breach or failure. Such purchase shall occur as of the last day of such Collection Period. In consideration of the repurchase of a Receivable hereunder, the Seller shall remit the Repurchase Amount of such Receivable, no later than the close of business (New York time) on the applicable Deposit Date, in the manner specified in Section 4.3(b). Any breach of a representation relating to the status of a Receivable as a Simple Interest Receivable or the Contract Rate of a Receivable shall be deemed to materially and adversely affect the Securityholders. Except as provided in Section 5.2, the sole remedy of the Trust, the Owner Trustee, the Indenture Trustee, or the Securityholders with respect to a breach or failure to be true of the warranties made by the Seller pursuant to Section 2.2 or Section 2.3 shall be to require the Seller to repurchase Receivables pursuant to this Section.

          Section 2.5    Custody of Receivable Files. To assure uniform quality
                         ---------------------------
in servicing the Receivables and to reduce administrative costs, the Trust, upon the execution and delivery of this Agreement, revocably appoints the Servicer, as custodian, and the Servicer accepts such appointment and revocably appoints First Security Service Company, its agent to act as custodian on behalf of the Trust and on behalf of the Indenture Trustee which was granted a security interest pursuant to the Indenture, of the following documents or instruments, which are hereby constructively delivered to the Trust and the Indenture Trustee with respect to each Receivable (collectively, a "Receivable File"):
                                                  ---------------

                         (i)    the original of the Receivable;

                         (ii) any documents evidencing the existence of any Insurance Policies customarily held by the Servicer;

                         (iii) copies (which may be electronic copies) of the original credit application, fully executed by the Obligor;

                         (iv) either (x) the original certificate of title, or such other documents as the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle or the efforts (including the proof of application for notice of lien or other evidence of such security interest) made by the Seller to perfect such security interest; or (y) with respect to jurisdictions in which the certificate of title or other evidence of ownership is not issued to the holder of a lien, evidence of the Seller's security interest in the Financed Vehicle (or the efforts made by the Seller to perfect such security interest (including the proof of application for notice of lien or other evidence of such security interest)), in each case issued by the appropriate governmental agency of the State in which such Financed Vehicle is registered;

                         (v) electronic entries and originals or true copies of all documents, instruments or writings relating to extensions, amendments or waivers of the Receivable;

                         (vi) in the case of a Dealer Loan, the Dealer Assignment; and

                         (vii) any and all other documents or electronic records that the Seller or the Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to the Receivable, the Obligor or the Financed Vehicle.

          Section 2.6    Duties of the Servicer as Custodian. (a) Safekeeping.
                         -----------------------------------      -----------
The Servicer, in its capacity as custodian, shall hold, or cause an Affiliate to hold, the Receivable Files on behalf of the Trust and the Indenture Trustee for the benefit of all present and future Securityholders, and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable as shall enable the Servicer and the Trust and the Trustees to comply with the terms and provisions of this Agreement applicable to it. In performing its duties as custodian hereunder, the Servicer shall act with reasonable care, exercising the degree of skill and care that the Servicer exercises with respect to similar motor vehicle retail installment sale contracts owned and/or serviced by it and that is consistent with industry standards. The Servicer shall implement written policies and procedures, signed by a Servicing Officer, with respect to the handling and custody of the Receivable Files, so that the integrity and physical possession of the Receivable Files shall be maintained, and, in general, shall attend to all details in connection with maintaining custody of the Receivable Files as agent of the Trust and on behalf of the Indenture Trustee. The Servicer shall also maintain a current inventory of the Receivables and conduct, or cause to be conducted, periodic audits (to the extent required by Section 3.11) of the Receivable Files held by it under this Agreement and the related accounts, records, and computer systems, and shall otherwise maintain the Receivable Files in such a manner as shall enable the Owner Trustee to verify, if the Owner Trustee so elects, the accuracy of the record keeping of the Servicer; provided that the Indenture Trustee shall have no obligation to perform such verification unless directed in writing by a majority of the Noteholders. The Servicer shall promptly report to the Trustees any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided, and promptly take appropriate action to remedy any such failure.

          (b)  Maintenance of and Access to Records. The Servicer shall
               ------------------------------------
maintain each Receivable File at the location specified in Schedule B to this Agreement, or at such other office of the Servicer or an Affiliate within the State of Utah or Idaho (or, in the case of any successor servicer, within the State in which its principal place of business is located) as shall be specified to the Trustees by 30 days' prior written notice. The Servicer shall make available to the Trustees or their Authorized Officers (or, when requested in writing by either Trustee, to its attorneys or auditors) and to Securityholders (only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation) the Receivable Files and the related accounts, records, and computer systems maintained by the Servicer at such times during the normal business hours of the Servicer as the Trustees shall reasonably instruct.

          (c)  Release of Documents. Upon written instructions from the Trust,
               --------------------
the Servicer shall release any document in the Receivable Files to the Trust, the Trust's agent, or the Trust's designee, as the case may be, at such place or places as the Trust may designate, as soon thereafter as is practicable. Any document so released shall be handled by the Trust with due care and returned to the Servicer for safekeeping as soon as the Trust or its agent or designee, as the case may be, shall have no further need therefor.

          (d)  Title to Receivables. The Servicer agrees that, in respect of any
               --------------------
Receivable held by it as custodian hereunder, the Servicer will not at any time have or in any way attempt to assert any interest in such Receivable or the related Receivable File, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of the Trust and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in the Trust, subject to the lien of the Indenture Trustee.

          Section 2.7    Instructions; Authority to Act. The Servicer shall be
                         ------------------------------
deemed to have received proper instructions from the Trust with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of the Trust (or, as appropriate, the Owner Trustee on behalf of the Trust). A certified copy of excerpts of bylaws or certain resolutions of the Board of Directors of the Trust (or, as appropriate, the Owner Trustee on behalf of the Trust) shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary.

          Section 2.8    Custodian's Indemnification. The Servicer, in its
                         ---------------------------
capacity as custodian, shall indemnify and hold harmless the Trust and each Trustee, their officers, directors, employees and agents and the Securityholders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including legal fees if any) of any kind whatsoever that may be imposed on, incurred, or asserted against the Trust or either of the Trustees as the result of any act or omission relating to the maintenance and custody of the Receivable Files; provided, however, that the
                                                 --------  -------
Servicer shall not be liable hereunder to the extent, but only to the extent, that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith, or negligence of the Trust or any Trustee, respectively. The obligations of the Servicer, in its capacity as custodian under this Section 2.8, shall survive the resignation or removal of the Servicer as custodian under Section 2.9 hereof.

          Section 2.9    Effective Period and Termination. The Servicer's
                         --------------------------------
appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section 2.9. If the Servicer resigns as a Servicer under Section 7.5, or if all of the rights and obligations of the Servicer shall have been terminated under Section 8.1, the appointment of the Servicer as custodian hereunder may be terminated by the Trust or by any Persons to whom the Trust has assigned its rights hereunder, in the same manner as the Trust or such Persons may terminate the rights and obligations of the Servicer under Section 7.1. The Trust may terminate the Servicer's appointment as a custodian hereunder at any time with cause, or with 30 days' prior notice without cause, upon written notification to the Servicer. As soon as practicable after any termination of such appointment the Servicer, at its own expense, shall deliver, or cause to be delivered, the Receivable Files to the Trust, the Trust's agent or the Trust's designee at such place or places as the Trust may reasonably designate. Notwithstanding any termination of the Servicer as custodian hereunder (other than in connection with a termination resulting from the termination of the Servicer, as such, pursuant to
Section 7.1), the Trust agrees that, from and after the date of such termination, and for so long as the Servicer is acting as such pursuant to this Agreement, the Trust or the Trust's Agent shall provide, or cause the successor custodian to provide, access to the Receivable Files to the Servicer, at the times as the Servicer shall request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.


                                  ARTICLE III

              ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY

          Section 3.1    Duties of the Servicer. (a) The Servicer, acting alone
                         ----------------------
and/or through subservicers as provided in this Section 3.1, shall administer the Receivables with reasonable care.

The Servicer's duties shall include, but not be limited to, the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state, or local governmental authorities, investigating delinquencies, reporting tax information to Obligors, furnishing monthly and annual statements to the Trustees with respect to distributions, monitoring the status of the Insurance Policies with respect to Financed Vehicles and providing collection and repossession services in the event of Obligor default. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements, the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. In performing its duties as Servicer hereunder, the Servicer will exercise that degree of skill and care that the Servicer exercises with respect to similar motor vehicle retail installment sale contracts or motor vehicle retail installment loans owned and/or serviced by the Servicer and that is consistent with prudent industry standards. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of all Interested Parties, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided, however, that notwithstanding the foregoing, the Servicer
           --------  -------
shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance (including accrued interest) of any Receivable from the Obligor, except in connection with a de minimis
                                                             -- -------
deficiency which the servicer would not attempt to collect in accordance with its customary procedures. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trust shall thereupon be deemed to have automatically assigned such Recievable to the Servicer, which assignment shall be solely for purposes of collection. The Trust shall furnish the servicer with any powers of attorney and other documents or instruments necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          From time to time during the term of this Agreement, the Servicer may enter into agreements with (i) one or more Affiliates for the servicing and administration of certain of the Receivables; provided, however, that any such
                                              --------  -------
subservicer shall be and shall remain, for so long as it is acting as subservicer, an Eligible Servicer, and any fees paid to such subservicer shall be paid by the Servicer and not out of the proceeds of the Trust, and any such subservicer shall agree to service the Receivables in a manner consistent with the terms of this Agreement or (ii) subcontractors who are in the business of performing specific duties delegated to it.

          (b) References in this Agreement to actions taken, to be taken, permitted to be taken, or restrictions on actions permitted to be taken by the Servicer in servicing the Receivables and other actions taken, to be taken, permitted to be taken, or restrictions on actions to be taken with respect to the Trust Property shall include actions taken, to be taken, permitted to be taken, or restrictions on actions permitted to be taken by a subservicer or subcontractor on behalf of the Servicer and references herein to payments, Recoveries or Liquidation Proceeds received by the Servicer shall include payments, Recoveries or Liquidation Proceeds received by a subservicer or subcontractor, irrespective of whether such payments, Recoveries or Liquidation Proceeds are actually deposited in the Collection Account by such subservicer or subcontractor. Any subservicing agreement will contain terms and provisions substantially identical to the terms and provisions of this Agreement and such other terms and provisions as are not inconsistent with this Agreement and as the Servicer and the subservicer have agreed.

          (c) The Servicer shall be entitled to terminate any subservicing or subcontracting agreement in accordance with the terms and conditions of such subservicing or subcontracting agreement and without any limitation by virtue of this Agreement; provided, however, that, in the event of termination of any
                --------  -------
subservicing or subcontracting agreement by the Servicer, the Servicer shall either act directly as servicer of the related Receivable or enter into a subservicing or subcontracting agreement with a successor subservicer or subcontractor which will be bound by the terms of the related subservicing or subcontracting agreement.

          (d) As a condition to the appointment of any subservicer other than an Affiliate of the Seller, the Servicer shall notify each Trustee in writing and the Rating Agencies before such assignment becomes effective and such subservicer shall be required to execute and deliver an instrument in which it agrees that, for so long as it acts as subservicer of the Receivables and the other Trust Property being serviced by it, the covenants, conditions, indemnities, duties, obligations and other terms and provisions of this Agreement applicable to the Servicer hereunder shall be applicable to it as subservicer, that it shall be required to perform its obligations as subservicer for the benefit of the Trust as if it were the Servicer hereunder (subject, however, to the right of the Servicer to direct the performance of such obligations in accordance with this Agreement) and that, notwithstanding any provision of a subservicing agreement to the contrary, such subservicer shall be directly liable to the Trust (notwithstanding any failure by the Servicer to perform its duties and obligations hereunder) for the failure by such subservicer to perform its obligations hereunder or under any subservicing agreement, and that (notwithstanding any failure by the Servicer to perform its respective duties and obligations hereunder) the Trust may enforce the provisions of this Agreement and any subservicing agreement against the subservicer, without diminution of such obligations or liabilities by virtue of any subservicing agreement, by virtue of any indemnification provided thereunder or by virtue of the fact that the Servicer is primarily responsible hereunder for the performance of such duties and obligations, as if a subservicer alone were servicing and administering, under this Agreement, the Receivables and the other Trust Property being serviced by it under the subservicing agreement.

          (e) Notwithstanding any subservicing or subcontracting agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a subservicer or subcontractor or reference to actions taken through such Persons or otherwise, the Servicer shall remain obligated and liable to the Trust, each Trustee and the Securityholders for the servicing and administering of the Receivables and the other Trust Property in accordance with the provisions of this Agreement (including for the deposit of payments, Recoveries and Liquidation Proceeds received by a subservicer or subcontractor, irrespective of whether such payments, Recoveries or Liquidation Proceeds are actually remitted to the Servicer or deposited in the Collection Account by such subservicer or subcontractor; provided that if such amounts are so deposited,
                              --------
the Servicer shall have no further obligation to do so) without diminution of such obligation or liability by virtue of such subservicing or subcontracting agreements or arrangements or by virtue of indemnification from a subservicer or subcontractor, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables and the other Trust Property. The Servicer shall be entitled to enter into any agreement with a subservicer or subcontractor for indemnification of the Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (f) In the event the Servicer shall for any reason no longer be acting as such (including by reason of the occurrence of an Event of Servicing Termination), the successor servicer may, in its discretion, thereupon assume all of the rights and obligations of the outgoing Servicer under a subservicing agreement. In such event, the successor servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the successor servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligation on the part of the outgoing Servicer to the subservicer under such subservicing agreement. The outgoing Servicer shall, upon request of the Trust, but at the expense of the outgoing Servicer, deliver to the successor servicer all documents and records relating to each such subservicing agreement and the Receivables and the other Trust Property then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the successor servicer. In the event that the successor servicer elects not to assume a subservicing agreement, the outgoing Servicer, at its expense, shall cause the subservicer to deliver to the successor servicer all documents and records relating to the Receivables and the other Trust Property being serviced thereunder and all amounts held (or thereafter received) by such subservicer (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the Receivables and the other Trust Property being serviced by such subservicer to the successor servicer. The relationship of the Servicer (and of any successor to the Servicer as servicers under this Agreement) to the Trust under this Agreement is intended by the parties to be that of independent contractors and not that of joint venturers, partners or agents.

          Section 3.2    Collection of Receivable Payments; Credit Deferrals;
                         ----------------------------------------------------
Optional Payment Deferrals.  (a) The Servicer shall make reasonable efforts to
--------------------------
collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the other Trust Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, in accordance with the standard of care required by
Section 3.1. The Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if the Servicer believes in good faith that such amendment or modification is in the best interests of the Trust; provided, however, that the Servicer may not (i) extend a Receivable beyond the
--------  -------
last day of the Collection Period immediately preceding the Final Scheduled Distribution Date for the Class B Notes; or (ii) amend or modify the Principal Balance or Contract Rate of any Receivable, except as required by court order or applicable law.

          (b) The Servicer may grant to an Obligor one or more payment deferrals (each, a "Credit Deferral") if (i) the Servicer determines that,
                    ---------------
absent such deferral, a payment default by the Obligor is reasonably foreseeable; (ii) the Servicer would grant such Credit Deferral if the Receivable were serviced by it for its own account and in accordance with its customary standards;

(iii) the cumulative extensions with respect to any Receivable shall not cause the term of such Receivable to extend beyond the last day of the Collection Period immediately preceding the Final Scheduled Distribution Date for the Class B Notes; (iv) such extensions in the aggregate do not exceed two months during any twelve-month period; and (v) interest continues to accrue on the outstanding Receivable Balance of the Receivable during the term of such Credit Deferral. The Servicer may charge a fee in connection with the grant of Credit Deferrals in accordance with its customary practices and procedures, which fee shall be added to the Receivable Balance of the related Receivable. In the event that the Servicer fails to comply with the provisions of the first sentence of this
Section 3.2(b), the Servicer shall be required to purchase the Receivable or Receivables affected thereby in accordance with Section 3.7 hereof.

          (c) On or after the Closing Date, the Servicer shall notify each Obligor meeting the requirements set forth below, in writing, at least three weeks prior to the first month with respect to which such Obligor would be entitled to an optional extension pursuant to this Section 3.2(c), that such qualifying Obligor, at such Obligor's option during the remaining term of the Receivable, shall be entitled to a non-credit related extension of any regularly scheduled payment due under a Receivable (each, an "Optional Payment Deferral")
                                                    -------------------------
if such qualifying Obligor satisfies the following conditions:

               (i) at the time of such extension, such Receivable shall not have been the subject of two such Optional Payment Deferrals in the related fiscal year of the Trust;

               (ii) such Receivable shall (x) not have been the subject of any Credit Deferral within 90 days of the related Optional Payment Deferral, or (y) not have been the subject of more than two Credit Deferrals since its date of origination;

               (iii) at the time of such Optional Payment Deferral, the Receivable shall not have been more than 30 days past due three times or more;

               (iv) at the time of such Optional Payment Deferral, the Receivable shall not be more than 15 days or more delinquent;

               (v) at the time of such Optional Payment Deferral, (i) at least 6 months of the Receivable's original term shall have elapsed, or
     (ii) at least [20%] of the Receivable's original term shall have elapsed, whichever is less; and

               (vi) in the reasonable judgment of the Servicer, the Receivable is not likely to become a Liquidating Receivable following such Optional Payment Deferral.

          The Servicer may charge a fee in connection with the grant of Optional Payment Deferrals in accordance with its customary practices and procedures, which fee shall be added to the Receivable Balance of the related Receivable. If, as an inadvertent result of any extension granted pursuant to this Section 3.2(c), such extension breached any of the terms of the preceding criteria (i) through (vi) or caused the term of such Receivable to extend beyond the last day of the Collection

Period immediately preceding the Final Scheduled Distribution Date for the Class B Notes, then the Servicer shall be obligated to purchase such Receivable typically pursuant to Section 3.7.

          Section 3.3    Realization upon Receivables.  (a) On behalf of the
                         ----------------------------
Trust, the Servicer shall charge off a Receivable as a Liquidating Receivable in accordance with its customary servicing procedures, generally no later than the 120th day of delinquency and, in no event, later than the 149th day of delinquency, and shall use its best efforts to repossess and liquidate the Financed Vehicle securing any Liquidating Receivable as soon as feasible after default, in accordance with the standard of care required by Section 3.1, typically after the Receivable is 90 days delinquent and, in no event, after the Receivable is 100 days delinquent. In taking such action, the Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of motor vehicle retail installment sale contracts, and as are otherwise consistent with the standard of care required under Section 3.1, which shall include the exercise of any rights of recourse to Dealers under the Dealer Agreements and Dealer Assignments (or rights to compel repurchase against third Persons) and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, the Servicer shall not be obligated to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses (which, in any event, shall not be unreasonable).

          (b) In the event that the Servicer determines that, after it has exhausted all customary and usual collection practices and procedures, including efforts to repossess and liquidate a Financed Vehicle or recover a deficiency balance related to a Liquidating Receivable, further collection efforts by it as to such Receivable will not result in the realization of additional proceeds to the Trust, and the Servicer believes in good faith that a sale is in the best interests of the Trust, the Servicer may, on behalf of the Trust, sell the Receivable to any Person not affiliated with the Servicer free and clear of the rights of the Trust. All proceeds of the sale of such Receivables hereunder shall be deposited directly in or credited to the Collection Account.

          (c) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer of the rights of recourse under such Dealer Agreement and Dealer Assignment. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Trust, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the names of the Securityholders.

          Section 3.4    Physical Damage Insurance.  (a) The Servicer shall
                         -------------------------
require that each Financed Vehicle be insured under an Insurance Policy naming the Seller as loss payee. In the event that an Insurance Policy shall lapse or shall be otherwise terminated, the Servicer, at its expense (and not at the expense of the Trust), may procure a substitute policy of insurance, issued by an insurer selected by the Servicer, consistent with the standard of care required by
Section 3.1, and naming the Servicer or the Seller as loss payee. Any substitute Insurance Policy procured hereunder shall provide coverage against physical damage to the Financed Vehicle and such other risks as determined by the Servicer and shall contain such other provisions (including deductibles and loss payable clauses) as determined by the Servicer, in each case, consistent with the standard of care required by Section 3.1. The cost of such Insurance Policy may, to the extent consistent with applicable law and the terms of the applicable Receivable, be added to the amount owing by an Obligor, but shall be treated as a separate receivable not owned by the Trust for all purposes hereunder and, in furtherance of the foregoing, shall not be included in the definition of Receivable Balance or Aggregate Receivables Balance and collections with respect thereto shall not be part of Available Interest or Available Principal. In the event that any payment by an Obligor is insufficient to pay the payment currently due on the Receivable and the amount due on the receivable arising from the cost of such Insurance Policy, the payment shall be divided pro rata based on the amount currently due on each.
        --- ----

          (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Trust, at the Servicer's expense, or the Seller, at Servicer's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the names of the Securityholders .

          Section 3.5    Maintenance of Security Interests in Financed Vehicles.
                         ------------------------------------------------------
The Servicer, in accordance with the standard of care required under Section 3.1, shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of the Trust. The Trust hereby authorizes the Servicer, and the Servicer hereby agrees, to take such steps as are necessary to re-perfect such security interest on behalf of the Trust in the event the Servicer receives notice of the relocation of a Financed Vehicle. If there has been an Event of Servicing Termination (or the occurrence of an event specified in clause (iii) or (iv) of Section 7.1(a) with respect to the Seller), upon the request of the Trust, the Servicer, at its expense, shall promptly and duly execute and deliver such documents and instruments, and take such other actions as may be necessary, as evidenced by an Opinion of Counsel delivered to the Trust, to perfect the Trust's interest in the Trust Property against all other Persons, including the delivery of the Receivables and the Receivable Files to the Trustee, its agent, or its designee, the endorsement and delivery of the Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to the Trustee and the delivery of the certificates of title to the Financed Vehicles to the appropriate department or departments of motor vehicles (or other appropriate governmental agency).

          Section 3.6    Covenants of the Servicer.  The Servicer makes the
                         -------------------------
following covenants upon which the Trust relies in accepting the Trust Property in trust and in executing and delivering the Securities:

                         (i)       Security Interest to Remain in Force.  The
                                   ------------------------------------
     Financed Vehicle securing each Receivable will not be released from the security interest granted by the Receivable in whole or in part, except in the event of payment in full by the Obligor thereunder or disposition of a repossessed Financed Vehicle or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle or as otherwise contemplated herein.

                         (ii)      No Impairment.  The Servicer will not (nor
                                   -------------
     will it permit any subservicer to) impair in any material respect the rights of any Interested Party in the Receivables, the Dealer Agreements, the Dealer Assignments or the Insurance Policies or, subject to clause
     (iii) below, otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of the Trust or any Interested Party hereunder would be materially adversely affected.

                         (iii)     Amendments.  The Servicer will not amend or
                                   ----------
     otherwise modify any Receivable (including, the grant of any extension thereunder), except in accordance with Section 3.2.

          Section 3.7    Purchases by the Servicer.  The Seller, the Servicer,
                         -------------------------
the Indenture Trustee or the Owner Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery (which, in the case of either Trustee, shall occur only upon the actual knowledge of an Authorized Officer of such Trustee) of any breach by the Servicer of its covenants under
Section 3.6. Unless the breach shall have been cured by the last day of the Collection Period which includes the 30th day after the date on which the Servicer becomes aware of, or receives written notice of, such breach, the Servicer shall purchase from the Trust the Receivable or Receivables, without recourse, representation or warranty, other than that the Owner Trustee, on behalf of the Trust materially and adversely affected thereby on the last day of such Collection Period has not imposed any liens on the Receivable or Receivables to be repurchased from the Trust; provided, however, that in the
                                              --------  -------
case of a breach of the covenant contained in Section 3.6(iii), the Servicer shall be obligated to purchase the affected Receivable or Receivables on the last day of the Collection Period during which the Servicer becomes aware of, or receives written notice of, such breach (which in all cases shall be deemed to have a material adverse effect on the Securityholders). If the Servicer amends or modifies a Receivable pursuant to Section 3.2(a), grants an Optional Payment Deferral pursuant to Section 3.2(c) or a Credit Deferral pursuant to Section 3.2(b) and such amendment, modification or deferral causes the term of the applicable Receivable to extend beyond the last day of the Collection Period immediately preceding the Final Scheduled Distribution Date for the Class B Notes, the Servicer shall be obligated to purchase the applicable Receivable on the last day of the Collection Period during which the Servicer amends or modifies such Receivable or grants such Optional Payment Deferral or Credit Deferral. In consideration of the purchase of a Receivable hereunder, the Servicer shall remit the Repurchase Amount of such Receivable in the manner specified in Section 4.3 on the related Deposit Date. Except as provided in
Section 6.2, the sole remedy of the Trust, any Trustee, or the Securityholders against the Servicer with respect to a breach pursuant to Section 3.6 shall be to require the Servicer to purchase Receivables pursuant to this Section 3.7.

          Section 3.8    Servicing Compensation.  On each Distribution Date, the
                         ----------------------
Servicer shall be paid the Total Servicing Fee for such Distribution Date. In addition, the Servicer shall retain any late fees, prepayment charges or other fees and charges (other than Deferral Fees) collected during the Collection Period (collectively, the "Supplemental Servicing Fee"). The Servicer shall be
                           --------------------------
required to pay all expenses incurred by it in connection with its activities hereunder (including fees and expenses of either Trustee (and any custodian appointed by such Trustee) and independent accountants, any subservicer, taxes imposed on the Servicer or any subservicer, and expenses incurred in connection with distributions and reports to the Trustees, the Rating Agencies and the Securityholders) except expenses incurred in connection with realizing upon
Receivables under Section 3.3.   No transfer, sale, pledge or other disposition
of the Servicer's right to receive all or any portion of the Total Servicing Fee shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to one or more successor servicers in connection with the assumption by any such successor servicer of the duties hereunder pursuant to Section 7.2 and all (and not a portion) of the Total Servicing Fee is transferred to any such successor servicer.

          Section 3.9    Servicer's Certificate.  On or before the Determination
                         ----------------------
Date immediately preceding each Distribution Date, the Servicer shall deliver to each Trustee a report of a Servicing Officer substantially in the form of Exhibit A hereto, as certified by such officer (each, a "Servicer's
---------                                                ----------
Certificate") containing all information necessary to make the distributions
-----------
pursuant to Section 4.5 and all information required to be provided to Certificateholders and Noteholders pursuant to Section 4.7. The Servicer also shall separately identify (by account number of the Receivable as it appears in the related Schedule of Receivables) in a written notice to the Trustees the Receivables to be repurchased by the Seller or to be purchased by the Servicer, as the case may be, on the related Deposit Date, and each Receivable which became a Liquidating Receivable during the related Collection Period.

          Section 3.10   Annual Statement as to Compliance.  (a) The Servicer
                         ---------------------------------
shall deliver to the Trust, the Owner Trustee and the Indenture Trustee, on or before March 15 of each year, commencing March 15, 20__, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or shorter period, in the case of the first such Officer's Certificate) and of its performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or shorter period, in the case of the first such certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Trust, the Owner Trustee and the Indenture Trustee, promptly upon having knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which constitutes or, with the giving of notice or lapse of time, or both, would become, an Event of Servicing Termination under
Section 7.1.

          Section 3.11   Independent Certified Public Accountants' Reports.  The
                         -------------------------------------------------
Servicer shall cause a firm of independent certified public accountants (who may also render audit and other services to the Servicer and the Seller) to deliver to the Trust, the Owner Trustee and the Indenture Trustee on or before March 15 of each year, commencing March 15, 20__, a report of examination addressed to the Board of Directors of the Servicer and to the Trust, the Owner Trustee and the Indenture Trustee to the effect that such firm has examined the automobile and light-duty truck receivable servicing functions of the Servicer over the previous calendar year (or shorter period, in the case of the first such report) and that such examination (i) included tests relating to automobile and light-duty truck loans serviced for others and such other auditing procedures as such firm considered necessary under the circumstances and (ii) except as described in such report, disclosed no exceptions or errors in the records relating to automobile and light-duty truck loans serviced for others that in such firm's opinion, requires such firm to report. In the event such firm requires the Trust, the Owner Trustee and the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trust, the Owner Trustee and the Indenture Trustee in writing to so agree; it being understood and agreed that the Trust, the Owner Trustee and the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the written direction of the Servicer, and the Trust, the Owner Trustee and the Indenture Trustee make no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

          Section 3.12   Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding Receivables. The Servicer shall provide the Trustees and the
---------------------
Securityholders with access to the Receivable Files (in the case of the Securityholders, where the Securityholder shall be required by applicable statutes or regulations to have access to such documentation). Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the office of the Servicer. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. The Servicer shall deliver a copy of all reports or notices furnished and delivered pursuant to Sections 3.9, 3.10 and 3.11 to a Securityholder upon written request of such Securityholder. Any Securityholder, by its acceptance of a Security, shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential, except as may be required by applicable law.

          Section 3.13   Reports to the Commission.  The Servicer shall, on
                         -------------------------
behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          Section 3.14   Reports to the Rating Agencies.  The Servicer shall
                         ------------------------------
deliver simultaneously to each Rating Agency, at such address as each Rating Agency may request, a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and, if any subservicer is not an Affiliate of the Seller, any subservicing agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

                                  ARTICLE IV

                        DISTRIBUTIONS; RESERVE ACCOUNT;
                         STATEMENTS TO SECURITYHOLDERS


           Section 4.1   Establishment of Accounts.
                         -------------------------

          (a)            (i)       The Indenture Trustee, for the benefit of the
     Securityholders, shall establish and maintain in the name of the Indenture Trustee one or more Eligible Deposit Accounts (the "Collection Account"),
                                                         ------------------
     bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

                         (ii) The Indenture Trustee for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"),
                                               -------------------------
     bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                         (iii) In the event the Bank is not the only Certificateholder, the Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"),
                                       --------------------------------
     bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

          (b)            (i)       Funds on deposit in the Accounts shall be
     invested by the Indenture Trustee in Eligible Investments selected by the Servicer (as provided in a writing signed by it); provided, however, it is
                                                       --------  -------
     understood and agreed that Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments or incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments. The Indenture Trustee and the Owner Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the beneficiaries of the applicable Account; provided that, on each Distribution Date, all
                                --------
     interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Accounts at the direction of the Servicer and shall be paid to the Seller. Funds on deposit in the Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business (New York time) on the Deposit Date preceding the following Distribution Date. Funds deposited in an Account on a Deposit Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight.

                         (ii) The Accounts shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (other than income thereon which shall be paid to the Seller) and all such funds, investments and proceeds shall be part of the Trust Property. The Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of all Securityholders. If, at any time, any of the Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Account as an Eligible Deposit Account and shall transfer any cash and/or any investments that are in the existing Account which is no longer an Eligible Deposit Account to such new Account.

                         (iii) With respect to the Account Property in respect of any Account:

                         (A)       any Account Property that is held in
          deposit accounts shall be held solely in an Eligible Deposit Account; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                         (B) the Indenture Trustee shall maintain Control over each Account in which any Account Property that constitutes a Security Entitlement, an Uncertificated Security or a Federal Book-Entry Security is held; and

                         (C) any Account Property that constitutes either a Security Certificate or any other Account Property that constitutes Physical Property and that is not a Security Entitlement shall be transferred to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank.

                         (iv) The Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

          (c)            (i)       The Indenture Trustee, for the benefit of the
     Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account") to include
                                               ---------------
     money and other property deposited and held therein pursuant to this
     Section 4.1(c)(i), Section 4.5(b)(v) and Section 4.6. On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit with respect to the Closing Date into the Reserve Account. The Reserve Account shall be the property of the Trust subject to the rights of the Indenture Trustee in the Reserve Account Property.

                         (ii)      Funds on deposit in the Reserve Account
     shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer (as provided in writing signed by it); provided, however,
                                                            --------  -------
     it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments or incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely, written investment direction. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Securityholders; provided that on each Distribution Date all interest and
                      --------
     other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Reserve Account at the direction of the Servicer and shall be paid to the Seller. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the opening of business on the next following Deposit Date; provided, however, that to the extent
                                      --------  -------
     permitted by the Rating Agencies, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date.

                         (iii) The Reserve Account shall initially be established with the Indenture Trustee and shall be under the sole dominion and control of the Indenture Trustee. If, at any time, the Reserve Account ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and shall instruct the Indenture Trustee to transfer any cash and/or any investments that are in the existing Account which is no longer an Eligible Deposit Account to such new Reserve Account.

                         (iv) With respect to the Account Property in respect of the Reserve Account:

                         (A) any Account Property that is held in deposit accounts shall be held solely in an Eligible Deposit Account; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto;

                         (B) the Indenture Trustee shall maintain Control over each Account in which any Account Property that constitutes a Security Entitlement, an Uncertificated Security or a Federal Book-Entry Security is held; and

                         (C) any Account Property that constitutes either a Security Certificate or any other Account Property that constitutes Physical Property and that is not a Security Entitlement shall be transferred to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank.

          Section 4.2    Collections.  (a) Subject to the provisions of
                         -----------
subsections (b) and (c) below, the Servicer shall remit to the Collection Account all payments by or on behalf of the

Obligors on the Receivables, including all Liquidation Proceeds and Recoveries received by the Servicer during any Collection Period, as soon as practicable, but in no event after the close of business (New York time) on the second Business Day after receipt thereof. Subject to the provisions of subsection (c) hereof, on the Closing Date, the Servicer shall deposit in the Collection Account all payments by or on behalf of the Obligors received by the Servicer representing monies due or received under the Receivables after the close of business of the Servicer on the Cutoff Date and on or prior to the second Business Day immediately preceding the Closing Date.

          (b) Notwithstanding the provisions of Section 4.2(a), if (i) the Servicer shall have the Required Rating or (ii) (a) the Servicer shall have obtained a letter of credit or surety bond (or similar form of performance guaranty) from an entity with the Required Rating or otherwise acceptable to the Rating Agencies in favor of the Trust for the benefit of the Securityholders, providing that the Trust may demand payment (up to the amount then available thereunder) in the event that the Servicer fails to make any payment or deposit required hereunder (other than with respect to Advances) and (b) the Trust shall have received written notice from each of the Rating Agencies (provided that Moody's shall not be obligated to give any such notice) that the then outstanding rating on the Notes would not be lowered or withdrawn as a result, the Servicer may deposit the amounts referred to in subsection (a) above for any Collection Period into the Collection Account not later than the close of business on the related Deposit Date, for so long as the Servicer shall have the Required Rating or such letter of credit, surety bond or similar form of performance guaranty is in full force and effect, as the case may be; provided,
                                                                      --------
however, that (i) if an Event of Servicing Termination has occurred and is
-------
continuing, (ii) the Servicer has been terminated as such pursuant to Section
7.1 or (iii) the Servicer ceases to have the Required Rating (and the Servicer has not obtained a letter of credit (or similar form of performance guaranty) satisfying the conditions specified above), the Servicer shall deposit such amounts (including any amounts then being held by the Servicer) into the Collection Account as provided in Section 4.2(a). Notwithstanding the foregoing, the provisions of the proviso to the preceding sentence shall not be applicable to a successor servicer solely by reason of the occurrence of an event specified in clauses (i), (ii) and (iii) of such proviso with respect to the outgoing Servicer. Prior to the occurrence of an event specified in clauses
(i), (ii) or (iii) in the preceding proviso, on a monthly basis, all Collections shall be segregated by book-entry or similar form of identification on the Servicer's books and records and identified as the property of the Trust. The Servicer shall promptly notify the Trust and the Indenture Trustee in writing if it shall obtain or lose the Required Rating or the benefit of such letter of credit, surety bond, or similar form of performance guaranty.

          (c) Notwithstanding the provisions of subsections (a) and (b) hereof, the Servicer may retain, or will be entitled to be reimbursed, from amounts otherwise payable into, or on deposit in, the Collection Account with respect to a Collection Period and the Receivables originated by it any amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings or checks returned for insufficient funds, in each case, with respect to which the Servicer has not been previously reimbursed hereunder. The amount to be retained or reimbursed hereunder shall not be included in Collections with respect to the related Distribution Date.

          (d) In those cases where a subservicer is servicing a Receivable, the Servicer shall cause the subservicer to remit to the Collection Account as soon as practicable, but in no event later than the close of business (New York time) on the second Business Day after receipt thereof by the subservicer (but subject to the provisions of Section 4.2 (b) and the limitations contained in Section 4.2(c) of this Agreement) the amounts referred to in Section 4.2(a) in respect of a Receivable being serviced by the subservicer.

          Section 4.3    Advances.  (a) On each Deposit Date, the Servicer may
                         --------
make a payment with respect to each Receivable serviced by it (other than a Liquidating Receivable) equal to the excess, if any, of (i) the product of the Receivable Balance of such Receivable as of the first day of the related Collection Period and one twelfth of its Contract Rate (calculated on the basis of a 360-day year comprised of twelve 30-day months) over (ii) Interest Collections actually received by the Servicer as of the last day of such Collection Period with respect to such Receivable (each such payment, an "Advance"). With respect to each Receivable, the Advance shall increase
 -------
Outstanding Advances. If such calculation results in a negative number, (i) Outstanding Advances shall be reduced by such amount or (ii) if Outstanding Advances is equal to zero, such amount shall be paid to the Servicer. The Servicer may elect not to make any Advance of due and unpaid interest with respect to a Receivable to the extent that the Servicer, in its sole discretion, determines that such Advance is not recoverable from subsequent payments on such Receivable or from funds in the Reserve Account. The Servicer shall not make any advance with respect to principal of Receivables.

          (b) The Servicer shall remit to Indenture Trustee for deposit to the Collection Account the aggregate Advances on Receivables serviced by the Servicer pursuant to Section 4.3(a). To the extent that the Servicer does not make an Advance pursuant to Section 4.3(a) on the date required, the Servicer shall so notify the Indenture Trustee in writing, and the Indenture Trustee shall withdraw such amount (or, if determinable, such portion of such amount as does not represent advances for delinquent interest) from the Reserve Account and deposit such amount in the Collection Account. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Repurchase Amount with respect to Purchased Receivables. All such deposits shall be made in immediately available funds on the Deposit Date.

          (c) On each Deposit Date, prior to making any of the distributions set forth in Section 4.5, the Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates and, to the extent such funds are insufficient, to the extent of the funds in the Reserve Account. If it is acceptable to each Rating Agency without reduction in the rating of the Notes, the Outstanding Advances at the option of the Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

          Section 4.4    Additional Deposits; Net Deposits.  The Servicer may
                         ---------------------------------
make the remittances to be made by it pursuant to Section 4.2 net of amounts to be distributed to it pursuant to Section 4.5 (but subject to the priorities set forth therein), for so long as (i) no Event of Servicing Termination has occurred and is continuing and (ii) the Servicer has not been terminated as such pursuant to Section 7.1 hereof; provided, however, that the Servicer shall
                                --------  -------
account for all of such amounts in the related Servicer's Certificate as if such amounts were deposited and distributed separately; and provided further that, if an error is made by the Servicer in
                -------- -------
calculating the amount to be deposited or retained by it and a shortfall in the amount deposited into the Collection Account results, the Servicer shall make a payment of the deficiency to the Collection Account, immediately upon becoming aware, or receiving notice from the Trust, of such shortfall.

          Section 4.5    Distributions.  (a) On or before each Determination
                         -------------
Date, the Servicer shall calculate, with respect to the preceding Collection Period and the related Distribution Date, the Available Amount, the Total Available Amount, Collected Interest, the Total Servicing Fee, the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount, the Class A Noteholders' Principal Distributable Amount, the Class B Noteholders' Principal Distributable Amount, the Noteholders' Principal Distributable Amount, the Principal Payment Amount and all other amounts required to be deposited in or paid from each of the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account on the next succeeding Distribution Date, which calculations shall be set forth in the Servicer's Certificate delivered to the Trustees on or before such Determination Date.

          (b) On or before the Deposit Date based solely on the information contained in the Servicer's Certificate, the Indenture Trustee shall cause to be made the following withdrawals, deposits, transfers and distributions in the amounts set forth in the Servicer's Certificate for such Distribution Date pursuant to Section 3.9:

                         (i) from the Reserve Account to the Collection Account, the lesser of (A) the amount of cash or other immediately available funds on deposit in the Reserve Account on the Deposit Date and
     (B) the amount, if any, by which (x) the sum of the Total Servicing Fee, the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount exceeds (y) the Available Amount for such Distribution Date;

                         (ii) the amount to be withdrawn from the Collection Account and paid to the Servicer in respect of reimbursement of Outstanding Advances pursuant to Section 4.3(c);

                         (iii) the amount to be withdrawn from the Collection Account and paid to the Servicer in respect of the Total Servicing Fee for such Distribution Date;

                         (iv) the amount to be withdrawn from the Collection Account in respect of the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount and deposited in the Note Distribution Account for payment to Noteholders on such Distribution Date;

                         (v) the amount, if any, by which the Available Amount for such Distribution Date exceeds the sum of the Total Servicing Fee, the Aggregate Class A Noteholders' Distributable Amount, the Class B Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount will be withdrawn from the Collection Account and deposited in the Reserve Account; and

                         (vi) the amount, if any, by which the amount on deposit in the Reserve Account after all other deposits (including the deposit pursuant to clause (v) above) and withdrawals on the Deposit Date exceeds the Specified Reserve Account Balance for such Distribution Date will be withdrawn from the Reserve Account and paid to the Certificateholders.

          (c) After making the reimbursement to the Servicer in respect of Outstanding Advances to the extent provided in Section 4.3(c), on each Determination Date, the Indenture Trustee at the written direction of the Servicer, will allocate the Total Available Amount in the following order of priority, to the extent available:

                         (i)     the Total Servicing Fee;

                         (ii) the Aggregate Class A Noteholders' Interest Distributable Amount;

                         (iii) the Class B Noteholders' Interest Distributable Amount; and

                         (iv)    the Noteholders' Principal Distributable
     Amount.

          (d) All amounts allocated pursuant to clauses (ii), (iii) and (iv) above shall be deposited in the Note Distribution Account for distribution pursuant to Section 8.2 of the Indenture, including the subordination provisions contained therein.

           Section 4.6   Reserve Account.
                         ---------------

          (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account.

          (b) On each Deposit Date, an amount equal to the Available Amount remaining with respect to such Distribution Date after the payment of the Total Servicing Fee and the deposit of the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount in the Note Distribution Account shall be deposited in the Reserve Account.

          (c) The amount to be withdrawn from the Reserve Account and paid to the Certificateholders in accordance with Section 5.2(a) of the Trust Agreement will equal the amount, if any, by which the amount on deposit in the Reserve Account after all other deposits (including the deposit pursuant to clause (b) above) exceeds the Specified Reserve Account Balance for such Distribution Date.

          Section 4.7    Statements to Securityholders.  (a) On each
                         -----------------------------
Distribution Date, the Owner Trustee, or the Paying Agent, shall include with each distribution to a Certificateholder, and the Indenture Trustee shall mail to each Noteholder a statement prepared by the Servicer (which statement shall also be provided to the Rating Agencies), based on information in the Servicer's Certificate furnished pursuant to Section 3.9. Each such statement shall set forth the following information as to the Securities with respect to such Distribution Date or the preceding Collection Period, as applicable:

                         (i) the amount of the distribution allocable to principal with respect to each class of Notes and any distributions on the Certificates and the derivation of such amounts;

                         (ii) the amount of the distribution allocable to interest on or with respect to each class of Notes and the Certificates;

                         (iii) amount of the Total Servicing Fee paid or payable to the Servicer in respect of the related Collection Period;

                         (iv) the aggregate Outstanding Advances (if any) as of the last day of the preceding Collection Period and the change in such amount from the previous Collection Period;

                         (v) the Aggregate Receivables Balance as of the close of business on the last day of the preceding Collection Period;

                         (vi) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, in each case after giving effect to all payments reported under clause (i) above on such date;

                         (vii) the amount of the aggregate Realized Losses, if any, for the preceding Collection Period;

                         (viii) the Noteholders' Interest Carryover Shortfall, the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall, if any, in each case as applicable to each class of Securities and the change in such amounts from the preceding statement;

                         (ix) the aggregate Repurchase Amount with respect to Purchased Receivables, if any, that were repurchased by the Seller or purchased by the Servicer in such Collection Period;

                         (x) the balance of the Reserve Account, as of such date, after giving effect to changes therein on such date, calculation of the Average Delinquency Ratio, the Average Net Loss Ratio and the Specified Reserve Account Balance on such date; and

                         (xi)    the Gross Loss Ratio.

          (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Servicer shall furnish a report to the Indenture Trustee and the Owner Trustee and the Indenture Trustee or the Owner Trustee, as applicable, shall furnish, or cause to be furnished, to each Person who at any time during such calendar year shall have been a Securityholder, such statement as to the sum of the amounts determined in clauses (i), (ii), (iii), (viii) and (x) above for such calendar year, or, in the event such Person shall have been a Securityholder during a portion of such calendar year, for the applicable portion of such year, and such other information as is available to the Servicer as the Servicer deems necessary or desirable to enable the Securityholders to prepare their federal income tax returns.


                                   ARTICLE V

                                  THE SELLER

          Section 5.1    Representations and Warranties of the Seller.  The
                         --------------------------------------------
Seller makes the following representations and warranties, on which the Trust relies in accepting the Receivables and the other Trust Property in trust and issuing the Securities. These representations are made as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust and the pledge to the Indenture Trustee pursuant to the Indenture.

                         (i)    Organization and Good Standing. The Seller has
                                ------------------------------
     been duly incorporated and is validly existing as a national banking association, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell its Receivables.

                         (ii)   Due Qualification. The Seller is duly qualified
                                -----------------
     to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the ownership or servicing of the Receivables or render any of the Receivables unenforceable.

                         (iii)  Power and Authority. The Seller has the power,
                                -------------------
     authority and legal right to execute and deliver the Transfer and Servicing Agreements to which it is a party and to carry out the terms of such agreements and to sell and assign the property to be sold and assigned to and deposited with the Trust as Trust Property; and the execution, delivery, and performance of the Transfer and Servicing Agreements to which it is a party and all of the documents required pursuant hereto have been duly authorized by the Seller by all necessary action.

                         (iv)   No Consent Required. The Seller is not required
                                -------------------
     to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of the Transfer and Servicing Agreements to which it is a party, other than as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, under state laws governing the perfection of the interests created under such Transfer and Servicing Agreements and under ERISA.

                         (v)     Valid Sale; Binding Obligation. This Agreement
                                 ------------------------------
     effects a valid sale, transfer and assignment of the Receivables and the other Trust Property conveyed by the Seller to the Trust hereunder, enforceable against creditors of and purchasers from the Seller; and each Transfer and Servicing Agreement to which it is a party constitutes a legal, valid, and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                         (vi)    No Violation. The execution, delivery and
                                 ------------
     performance by the Seller of the Transfer and Servicing Agreements to which it is a party, the consummation of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or conflict with, or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which the Seller is bound or any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than as contemplated by this Agreement), or violate any law, order, rule, or regulation, applicable to the Seller or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                         (vii)   No Proceedings. There are no proceedings or
                                 --------------
     investigations pending, or, to the knowledge of the Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties: (a) asserting the invalidity of the Transfer and Servicing Agreements, the Administration Agreement or the Securities, (b) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Transfer and Servicing Agreements, (c) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Transfer and Servicing Agreements, the Administration Agreement or the Securities, or (d) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

          Section 5.2    Liability of the Seller; Indemnities.  (a)  The Seller
                         ------------------------------------
shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any taxes that may at any time be asserted against the Trustees, their directors, officers, employees and agents, the Trust or a Securityholder with respect to, and as of the date of, the sale, transfer and assignment of the Trust Property to the Trust or the issuance and original sale of the Securities, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not, except as provided below, including any taxes asserted with respect to ownership of the Trust Property or federal or other income taxes, including franchise taxes measured by net income, arising out of the transactions contemplated by this Agreement or transfer taxes arising in connection with the transfer of the Securities), and reasonable costs and expenses in defending against the same.

          (b) The Seller shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder; or (ii) any action taken, or failed to be taken, by the Seller in respect of any portion of the Trust Property.

          (c) The Seller shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any loss, liability or expense incurred by reason of the violation by the Seller of federal or state securities laws in connection with the registration or the sale of the Securities.

          (d) The Seller shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any loss, liability or expense imposed upon, or incurred by, the Trustees, the Trust or the Securityholders as the result of the failure of any Receivable conveyed by it to the Trust hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

          (e) Indemnification under this Section 5.2 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of the Trust or the earlier resignation or removal of the Owner Trustee or the Indenture Trustee. If the Seller shall have made any indemnity payments pursuant to this Section 5.2 and the recipient thereafter shall collect any of such amounts from Persons other than the Seller, the recipient shall immediately upon receipt thereof repay such amounts to the Seller, without interest.

          Section 5.3    Merger or Consolidation of the Seller.  Any corporation
                         -------------------------------------
or other entity (i) into which the Seller may be merged or consolidated, (ii) that may result from any merger, conversion, or consolidation to which the Seller is a party, or (iii) that may succeed by purchase and assumption to all or substantially all of the business of the Seller, where the Seller is not the surviving entity, which corporation or other entity shall execute an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement. The Seller shall promptly inform the Owner Trustee and the Indenture Trustee and the Rating Agency of any such merger, conversion, consolidation or purchase and assumption, where the Seller is not the surviving entity.

          Section 5.4    Limitation on Liability of the Seller and Others.  The
                         ------------------------------------------------
Seller, and any of its directors, officers, employees or agents may rely in good faith on any document of any kind, believed by it to be genuine and properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall be under no obligation under this Agreement to appear in, prosecute or defend any legal action that shall be unrelated to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

          Section 5.5    Seller May Own Securities.  The Seller, and any
                         -------------------------
Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Securityholder," "Noteholder" and "Certificateholder" in Section
1.1. Securities so owned by or pledged to the Seller or such controlling, controlled or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities.


                                  ARTICLE VI

                                 THE SERVICER

          Section 6.1    Representations and Warranties of the Servicer.  The
                         ----------------------------------------------
Servicer makes the following representations and warranties on which the Trust relies in accepting the Receivables and the other Trust Property in trust and in issuing the Securities. These representations are made as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust and the pledge to the Indenture Trustee pursuant to the Indenture.

                         (i)     Organization and Good Standing. The Servicer
                                 ------------------------------
     has been duly incorporated and is validly existing as a national banking association, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables.

                         (ii)    Due Qualification. The Servicer is duly
                                 -----------------
     qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the ability of the Servicer to service, or the enforceability of, the Receivables.

                         (iii)   Power and Authority. The Servicer has the
                                 -------------------
     power, authority and legal right to execute and deliver the Transfer and Servicing Agreements to which it is a party and to carry out the respective terms of such agreements; and the execution, delivery and performance of the Transfer and Servicing Agreements to which it is a party has been duly authorized by the Servicer by all necessary corporate action.

                         (iv)    No Consent Required. The Servicer is not
                                 -------------------
     required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of the Transfer and Servicing Agreements to which it is a party other than as may be required under ERISA.

                         (v)     Binding Obligation. Each of the Transfer and
                                 ------------------
     Servicing Agreements to which it is a party constitutes a legal, valid, and binding obligation of the Servicer, enforceable against the Servicer in accordance with the respective terms of such agreement subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                         (vi)    No Violation. The execution, delivery and
                                 ------------
     performance of the Transfer and Servicing Agreements to which it is a party, the consummation of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Servicer, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which the Servicer is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Transfer and Servicing Agreements), or violate any law, order, rule, or regulation applicable to the Servicer or its properties of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

                         (vii)   No Proceedings. There are no proceedings or
                                 --------------
     investigations pending, or, to the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or tribunal or other governmental instrumentality having jurisdiction over the Servicer or its properties: (a) asserting the invalidity of the Transfer and Servicing Agreements or the Securities, (b) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Transfer and Servicing Agreements, (c) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Transfer and Servicing Agreements or the Securities, or (d) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

          Section 6.2    Liability of the Servicer; Indemnities.  (a) The
                         --------------------------------------
Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and shall have no other obligations or liabilities hereunder.

          (b) The Servicer shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust, and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of any Financed Vehicle or in respect of any action taken, or failed to be taken, by the Servicer with respect to any Receivable or other portion of the Trust Property.

          (c) The Servicer shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any taxes that may at any time be asserted against the Trustees, the Trust or the Securityholders with respect to the transactions contemplated hereby, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Trust Property to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables or other Trust Property, federal or other income taxes, including franchise taxes measured by net income, arising out of distributions on the Securities or any other transactions contemplated by the Basic Documents or transfer taxes arising in connection with transfers of the Securities) and reasonable costs and expenses in defending against the same.

          (d) The Servicer shall indemnify, defend and hold harmless the Trustees, their directors, officers, employees and agents, the Trust and the Securityholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon, or incurred by, the Trust, the Trustees or the Securityholders as a result of the willful misfeasance, negligence, or bad faith of the Servicer in the performance of its duties under the Basic Documents.

          (e) The Servicer (other than the Indenture Trustee in its capacity as successor Servicer pursuant to Section 7.2 hereof) shall indemnify, defend and hold harmless the Trustees and their directors, officers, employees and agents, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Basic Documents, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Basic Documents or (z) the acceptance, administration or performance by, or action or inaction of, the applicable Trustee of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee) and the Trust Agreement (in the case of the Owner Trustee), including the administration of the Trust Property, and in the case of the Indenture Trustee, in the transfer of the servicing duties hereunder to a successor Servicer, except in such case to the extent that such cost, expense, loss, claim, damage or liability: (i) is due to the willful misfeasance, bad faith or negligence of the Person seeking to be indemnified, (ii) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture or (iii) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement.

          (f) Indemnification under this Section 6.2 shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations of the Servicer hereunder shall survive any termination of the Servicer pursuant to Section 7.1, but only with respect to obligations arising prior thereto, and any payment of the amount owing under, or the Repurchase Amount with respect to, any Receivable and shall survive the termination of the Trust or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the recipient thereafter collects any of such amounts from others, the recipient shall, as soon as practicable upon receipt thereof, repay such amounts to the Servicer, without interest.

          Section 6.3    Merger or Consolidation of the Servicer.  Any
                         ---------------------------------------
corporation or other entity (i) into which the Servicer may be merged or consolidated, (ii) that may result from any merger, conversion, or consolidation to which the Servicer is a party, or (iii) that may succeed by purchase and assumption to all or substantially all of the business of the Servicer, where the Servicer is not the surviving entity, which corporation or other entity shall be an Eligible Servicer and shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement (without relieving the outgoing Servicer of its responsibilities hereunder, if it survives such merger, conversion or consolidation) without any further act on the part of any of the parties to this Agreement. The Servicer shall promptly inform the Owner Trustee and the Indenture Trustee and the Rating Agencies of any such merger, conversion, consolidation or purchase and assumption where the Servicer is not the surviving entity.

          Section 6.4    Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------
(a) Except as provided in this Agreement, the Servicer shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake, at its expense,
           --------  -------
any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Securityholders under this Agreement.

          (b) The Servicer, and any director or officer or employee or agent of the Servicer, may rely in good faith on any document of any kind, believed by it to be genuine and properly executed and submitted by any Person respecting any matters arising hereunder.

          Section 6.5    Servicer Not to Resign.  The Servicer shall not resign
                         ----------------------
from its obligations and duties under this Agreement except upon a determination that the performance of its duties is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (which counsel shall be outside counsel to the Servicer) to such effect delivered to each Trustee. No such resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the outgoing Servicer in accordance with Section 7.2.

          Section 6.6    Servicer May Own Certificates.  The Servicer, and any
                         -----------------------------
Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise provided in the definition of "Securityholder," "Noteholder" and "Certificateholder" in
Section 1.1.

Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Securities.


                                  ARTICLE VII

                             SERVICING TERMINATION

          Section 7.1    Events of Servicing Termination.  (a) If any one of the
                         -------------------------------
following events ("Events of Servicing Termination") shall occur and be
                   -------------------------------
continuing:

                         (i) Any failure by the Servicer to deliver to the Trustees the Servicer's Certificate for any Collection Period, which shall continue beyond the earlier of three Business Days from the date the Servicer's Certificate was due to be delivered and the related Deposit Date, or any failure by the Servicer to deliver to any of the Accounts or the Reserve Account any proceeds or payment required to be so delivered under the terms of the Securities and this Agreement, which shall continue unremedied for a period of five Business Days following the due date therefor (or, in the case of a payment or deposit to be made no later than a Deposit Date immediately preceding a Distribution Date, the failure to make such payment or deposit by such Distribution Date); or

                         (ii) Any failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements set forth in the Transfer and Servicing Agreements, which failure shall (a) materially and adversely affect the rights of Securityholders and (b) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by either Trustee, or
     (2) to the Owner Trustee or the Indenture Trustee and the Servicer by the holders of the Notes (so long as Notes are outstanding) evidencing not less than a majority of the principal amount of such Notes then outstanding (or, if no Notes are outstanding, Certificates evidencing not less than a majority of the Certificate Balance then outstanding);

                         (iii) The entry of a decree or order by a court or agency or supervisory authority of competent jurisdiction for the appointment of a conservator, receiver, liquidator or trustee for the Servicer in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 consecutive days; or

                         (iv) The consent by the Servicer to the appointment of a conservator, receiver, liquidator or trustee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Servicer or relating to substantially all of its property, the admission in writing by the Servicer of its inability to pay its debts generally as they become due, the filing by the Servicer of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, the making by the Servicer of an assignment for the benefit of its creditors or the voluntary suspension by the Servicer of payment of its obligations; or

                         (v)   The failure by the Servicer to be an Eligible
Servicer;

then, and in each and every case and so long as an Event of Servicing Termination shall not have been cured or waived, the Indenture Trustee or holders of Notes evidencing not less than a majority of the principal amount of such Notes then outstanding, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by the Noteholders), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or successor servicer appointed by the Indenture Trustee pursuant to
Section 7.2; and thereupon the Indenture Trustee shall be authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable Files or the Insurance Policies, the certificates of title to the Financed Vehicles, or otherwise. The Servicer shall cooperate with the Indenture Trustee or such successor servicer in effecting the termination of the Servicer's responsibilities and rights as Servicer under this Agreement, including the transfer to the Indenture Trustee or such successor servicer for administration of all cash amounts that are at the time held by the Servicer for deposit, shall have been deposited by the Servicer in the Collection Account, or thereafter shall be received with respect to a Receivable, all Receivable Files and all information or documents that the Indenture Trustee or such successor servicer may require. In addition, the Servicer shall transfer its electronic records relating to the Receivables to the successor servicer in such electronic form as the successor servicer may reasonably request. All reasonable costs and expenses incurred by the successor servicer, including allowable compensation of employees and overhead costs, in connection with the transfer of servicing shall be paid by the outgoing Servicer upon presentation of reasonable documentation of such costs and expenses.

          If no Notes are outstanding and the Indenture has been discharged in accordance with its terms, and in each and every case and so long as an Event of Servicing Termination shall not have been cured or waived, the Owner Trustee or the holders of Certificates evidencing not less than a majority of the Certificate Balance of such Certificates then outstanding, by notice then given to the Servicer (and to the Owner Trustee if given by the Certificateholders), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Trust Property or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner Trustee pursuant to
Section 7.2; and thereupon the successor servicer shall be authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable Files or the Insurance Policies, the certificates of title to the Financed Vehicles, or otherwise. The Servicer shall cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights as Servicer under this Agreement, including the transfer to such successor servicer for administration of all cash amounts that are at the time held by the Servicer for deposit, shall have been deposited by the Servicer in the Collection Account, or thereafter shall be received with respect to a Receivable, all Receivable Files and all information or documents that such successor servicer may require. In addition, the Servicer shall transfer its electronic records relating to the Receivables to the successor servicer in such electronic form as the successor servicer may reasonably request. All reasonable costs and expenses incurred by the successor servicer, including allowable compensation of employees and overhead costs, in connection with the transfer of servicing shall be paid by the outgoing Servicer upon presentation of reasonable documentation of such costs and expenses.

          (b) If any of the foregoing Events of Servicing Termination occur, the Indenture Trustee shall have no obligation to notify Noteholders or any other person and the Owner Trustee shall have no obligation to notify the Certificateholders or any other Person of such occurrence prior to the continuance of such event through the end of any cure period specified in
Section 7.1(a).

          Section 7.2    Trustee to Act; Appointment of Successor Servicer.
                         -------------------------------------------------
Upon the Servicer's resignation pursuant to Section 6.5, or upon the Servicer's receipt of notice of termination as Servicer pursuant to Section 7.1, the Indenture Trustee (or if no Notes are outstanding, a successor servicer appointed by the Owner Trustee) shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement, except that such Trustee, when acting as a successor servicer, shall not be obligated to make any Advances hereunder or purchase Receivables pursuant to Section 3.7 unless the obligation to purchase arose after the date of the notice of termination given to the Servicer pursuant to Section 7.1 and relating to actions taken solely by such Trustee as successor servicer, and such Trustee shall not be liable for any acts or omissions of such terminated Servicer or for any breach by the terminated Servicer of any of its representations or warranties contained herein or in any related documents or agreements. As compensation therefor, the Indenture Trustee (or if no Notes are outstanding, a successor servicer appointed by the Owner Trustee) shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination or resignation had been given. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling or legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the terminated Servicer under this Agreement. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on Receivables as it and such successor shall agree, which, in no event, shall be greater than that payable to First Security Bank, N.A. in its capacity as the Servicer hereunder. Such Indenture Trustee (or if no Notes are outstanding, a successor servicer appointed by the Owner Trustee) or such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No Servicer shall resign or be relieved of its duties under this Agreement until a newly appointed servicer shall have assumed the responsibilities and obligations of the terminated Servicer under this Agreement. Notwithstanding anything herein or in the Indenture to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

          Section 7.3    Effect of Servicing Transfer. (a) After the transfer of
                         ----------------------------
servicing hereunder, the Indenture Trustee (or, if no Notes are outstanding, a successor servicer appointed by the Owner Trustee) or the successor servicer shall notify Obligors to make directly to the successor servicer payments that are due under the Receivables after the effective date of such transfer.

          (b) Except as provided in Sections 6.2 and 8.6 after the transfer of servicing hereunder, the outgoing Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Receivables and the successor servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the successor servicer for its own account, promptly on receipt and in the same form in which received, any amounts held by the outgoing Servicer (properly endorsed where required for the successor servicer to collect any such items) received as payments upon or otherwise in connection with the Receivables and the outgoing Servicer shall continue to cooperate with the successor servicer by providing information and in the enforcement of the Dealer Agreements, the Dealer Assignments and the Insurance Policies.

          (c) A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of the Seller pursuant to Sections 2.4, 5.1 and 5.2 or, with respect to obligations and indemnities arising prior to, or concurrently with, a transfer of servicing hereunder, the outgoing Servicer pursuant to Section 3.7, 6.1 and 6.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other Trust Property. The successor servicer shall, upon its appointment pursuant to Section 7.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the outgoing Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date on which it is terminated as Servicer hereunder.

          (d) Any successor servicer shall provide the Seller with access to the Receivable Files and to the successor servicer's records (whether written or automated) with respect to the Receivable Files. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the successor servicer. Nothing in this Section 7.3 shall affect the obligation of the successor servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the successor servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 7.3.

          Section 7.4    Notification to Securityholders.  Upon any notice of an
                         -------------------------------
Event of Servicing Termination or upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee (or, if no Notes are outstanding, a successor servicer appointed by the Owner Trustee pursuant to Section 7.2) shall give prompt written notice thereof to Securityholders at their respective addresses of record, and to the Rating Agencies at the following addresses: Moody's Investors Service, Inc., 99 Church Street, New York, New York

10007, Attention: ABS Monitoring Department, 4th Floor; Standard & Poor's Ratings Group, 26 Broadway, New York, New York 10004-1064, Attention: Asset Backed Surveillance Group.

          Section 7.5    Waiver of Past Events of Servicing Termination.  The
                         ----------------------------------------------
holders of Notes evidencing not less than a majority of the aggregate outstanding principal balance of the Notes (or the holders of any Certificates evidencing not less than a majority of the Certificate Balance then outstanding in the case of any Event of Servicing Termination that does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all such holders of Notes and Certificates waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to, or payments from, any of the Accounts or the Reserve Account in accordance with this Agreement. Upon any such waiver of a past Event of Servicing Termination, such event shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right arising therefrom, except to the extent expressly so waived.

          Section 7.6    Transfer of Accounts.  Notwithstanding the provisions
                         --------------------
of Section 7.1, if any of the Accounts or the Reserve Account is maintained with the Servicer or any Affiliate of the Servicer and an Event of Servicing Termination shall occur and be continuing, the Servicer shall promptly, and in any event within five Business Days, give written notice to the Indenture Trustee and the Seller (or the Owner Trustee with respect to the Certificate Distribution Account) of such Event of Servicing Termination, and Indenture Trustee or the Seller (or the Owner Trustee, if applicable), as the case may be, within five days after the receipt of such notice, shall establish new Eligible Deposit Accounts conforming with the requirements of this Agreement and promptly shall transfer all funds in any such Accounts or the Reserve Account to such new Eligible Deposit Accounts.


                                  ARTICLE VII

                                  TERMINATION

          Section 8.1    Termination of this Agreement. (a) This Agreement and
                         ------------------------------
the respective obligations and responsibilities of the Seller, the Servicer, and each Trustee hereunder shall terminate (except as otherwise expressly provided herein) upon the earliest of: (i) the Distribution Date next succeeding the purchase by the Servicer at its option, pursuant to Section 8.2, of the Receivables (other than Liquidating Receivables) remaining in the Trust, (ii) the payment to Securityholders of all amounts required to be paid to them pursuant to this Agreement or (iii) the maturity or the liquidation of the last Receivable held in the Trust and the disposition of any amounts received upon liquidation of any property remaining in the Trust. The Servicer shall promptly notify in writing each Trustee of any prospective termination pursuant to this
Section 8.1, which notice shall contain the information required by each Trustee to give its notice thereunder.

          (b) Notice of any termination, specifying the Distribution Date upon which the Noteholders may surrender the Notes to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee upon receipt of written notice from the Issuer by letter to Noteholders of record and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating the amount of any such final payment and that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. Upon presentation and surrender of the Notes, the Indenture Trustee shall cause to be distributed to Noteholders amounts distributable on such Distribution Date pursuant to Section 4.5. Amounts remaining after distribution, or providing for distribution, to the Noteholders shall be distributed to the Seller.

          (c) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender the Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given promptly by the Owner Trustee by letter to Certificateholders of record and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the Specified Distribution Date stating the amount of any such final payment and that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. Upon presentation and surrender of the Certificates, the Owner Trustee shall cause to be distributed to the Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.5. Amounts remaining after distribution, or providing for distribution to the Certificateholders shall be distributed to the Seller.

          (d) If, within eighteen months after the first notice, all the Securities shall not have been surrendered for cancellation, the Servicer may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Securityholders concerning surrender of their Securities, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed to the Seller and the Securityholders shall thereafter look solely to the Seller for such payment.

          Section 8.2    Optional Purchase of All Receivables.  In the event
                         ------------------------------------
that (i) the Aggregate Receivables Balance shall be 10% or less of the Aggregate Starting Receivables Balance as of the last day of any Collection Period and
(ii) the aggregate Repurchase Amount for the Receivables (other than the Liquidating Receivables) is greater than or equal to the sum of the outstanding principal balance of all of the Class A-4 Notes and the Class B Notes, the Servicer shall have the option to purchase the corpus of the Trust on any Distribution Date after the Class A-1 Notes, the Class A-2 Notes and the
Class A-3 Notes have been paid in full occurring in a subsequent Collection Period. To exercise such option, the Servicer shall notify each Trustee no later than the 10th day of the month in which such purchase is to be effected and deposit the aggregate Repurchase Amount for the Receivables (other than Liquidating Receivables) into the Collection Account on the Deposit Date occurring in the month in which such purchase is to be effected. The payment shall be made in the manner specified in Section 4.3, and shall be distributed pursuant to Section 4.5. Upon such payment the Servicer shall succeed to and own all interests in and to the Trust and the Trust Property.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

          Section 9.1    Amendment.  (a) This Agreement may be amended by the
                         ---------
Seller, the Servicer and either Trustee, without the consent of any of the Securityholders (i) to cure any ambiguity, (ii) to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or in the Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of Noteholders or Certificateholders; provided,
                                                                  --------
however, that if such action shall affect any class of Noteholder or
-------
Certificateholder differently from any other class of Noteholder or Certificateholder, such action shall not, as evidenced by an Opinion of Counsel to the Seller delivered to each Trustee, materially and adversely affect the interests of any Securityholder or cause the Trust to be classified for federal tax purposes as an association taxable as a corporation, (iv) to add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee, or (v) to add, change or eliminate any other provision of this Agreement in any manner that will not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of Noteholders or the Certificateholders.

          (b) This Agreement may also be amended from time to time by the Seller, the Servicer and each Trustee, with the consent of the holders of Notes evidencing not less than a majority of in principal amount of their outstanding Notes and the holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any
--------  -------
manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made on any Note or Certificate, without the consent of all adversely affected Noteholder's Certificateholders or (ii) reduce the percentage of the aggregate outstanding receivable balance of the Note or Certificates, the holders of which are required to consent to any such amendment, without the consent of all Noteholders and Certificateholders. Promptly after the execution of any such amendment or consent, the Issuer or the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder or Certificateholder, as applicable.

          (c) It shall not be necessary for the consent of Securityholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Trustees may prescribe.

          (d) Notice of any amendment of this Agreement shall be sent by the Servicer to the Rating Agencies, at such address as the Rating Agencies may from time to time specify in writing.

          (e) Each Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

          (f) In connection with any amendment pursuant to this Section 9.1, each Trustee shall be entitled to receive and rely on an Opinion of Counsel (at the expense of the seller) to the effect that such amendment is authorized or permitted by the Agreement and each Trustee shall be protected in so relying.

          Section 9.2    Protection of Title to Trust.  (a) The Servicer shall
                         ----------------------------
execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Securityholders and the Trustees under this Agreement in the Trust Property and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to each Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event the Servicer fails to perform its obligations under this subsection, the Trustee may (but shall not be obligated to) do so, at the expense of the Servicer.

          (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Servicer in accordance with paragraph (a) above seriously misleading within the meaning of
(S) 9-402(7) of the Relevant UCC, unless it shall have given the Trustees at least 60 days' prior written notice thereof.

          (c) The Seller and the Servicer shall give each Trustee at least 60 days' prior written notice of any relocation of their principal executive offices if, as a result of such relocation, the applicable provisions of the Relevant UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller and the Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know, as of the most recent monthly calculation, the status of such Receivable, including payments, Liquidation Proceeds and Recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments, Recoveries or Liquidation Proceeds on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trust, the Servicer's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall be paid or shall become a Repurchased Receivable.

          (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle retail installment sale contracts to any prospective purchaser, lender or other transferee, the Seller or the Servicer, as the case may be, shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

          (g) Upon request, the Servicer, at its expense, shall furnish to each Trustee, within 10 Business Days, a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to each Schedule of Receivables and to the Servicer's Certificate furnished pursuant to Section 3.9 indicating removal of Receivables from the Trust. Each Trustee shall hold any such list and the Schedule of Receivables, as well as a copy of this Agreement, available for inspection during normal business hours at the Corporate Trust Office.

          (h) The Servicer shall deliver to the Trustees upon the Closing Date, upon the date which is 60 months after the initial filings required hereunder to perfect the security interest of the Trust and upon the execution and delivery of each amendment, if any, of this Agreement, an Opinion of Counsel to the Servicer either (x) stating that, in the opinion of such counsel, no filings or other action, other than the filings required in the appropriate filing offices as described in such opinion, are necessary to perfect and maintain (i) the security interest of the Trust in the Financed Vehicles, subject to certain exceptions stated therein, and (ii) the interest of the Trust in the Receivables, the Dealer Agreements or the Dealer Assignments and in each case the proceeds thereof against third parties, subject to certain exceptions stated therein, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (y) stating that, in the opinion of such counsel, no such action shall be necessary to perfect or continue the perfected status of such interest.

          Section 9.3    Limitation on Rights of Securityholders.  (a)  The
                         ---------------------------------------
death or incapacity of any Securityholder shall not operate to terminate this Agreement or the Trust, or entitle the Securityholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, or otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

          (b) No Securityholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Securities, be construed so as to constitute the holders as partners or members of an association; nor shall any Securityholder be under any liability to any third party by reason of any action taken pursuant to any provision of this Agreement.

          (c) To the extent a specified percentage in principal amount of the outstanding Notes must be obtained to take an action, such action shall be valid only if the holders of such specified percentage in principal amount of (i) all the outstanding Class A Notes and Class B Notes voting together as a single class and (ii) the outstanding Class A Notes voting as a single class have voted to take such action.

          Section 9.4    Governing Law.  All issues and questions concerning the
                         -------------
construction, validity, interpretation and enforceability of this Agreement shall be governed by and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          Section 9.5    Notices.  All demands, notices, directions and
                         -------
communications under this Agreement shall be in writing, personally delivered, or sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, the Servicer or the Administrator, to First Security Bank, N.A. at Office of the General Counsel, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Executive Vice President and General Counsel, Facsimile No.: 801-246-5422, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Trustees, with a copy to _________________________, First Security Capital Markets, Inc., 41 East 100 South, 3rd Floor, Salt Lake City, Utah 84111, Facsimile No.: 801-246-5973 (b) in the case of the Owner Trustee, at the Corporate Trust Office, Facsimile No.:
________________, (c) in the case of the Indenture Trustee, at the Corporate Trust Office, Facsimile No.: ________________ and (d) in the case of a Rating Agency, to Moody's at Moody's Investors Service, 99 Church Street, 4th Floor, New York, New York 10007, Facsimile No.: 212-553-3856 and to S&P at Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004-1064, Facsimile No.: 212-412-0300. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of record of such holder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder shall receive such notice.

          Section 9.6    Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

          Section 9.7    Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, except as provided in Section 6.3, this Agreement may not be assigned by the Servicer.

          Section 9.8    Assignment to Indenture Trustee.  The Seller hereby
                         -------------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders (and, to the extent expressly provided therein, the Certificateholders) of all right, title and interest of the Trust in, to and under the Trust Property and/or the assignment of any or all of the Trust's rights and obligations hereunder pursuant to the Indenture.

          Section 9.9    Intention of Parties.  The execution and delivery of
                         --------------------
this Agreement shall constitute an acknowledgment by the Seller and the Trust, on behalf of the Securityholders, that it is intended that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the other Trust Property, conveying good title thereto free and clear of any liens, from the Seller to the Trust, and that the Receivables and the other Trust Property shall not be a part of the Seller's estate in the event of the bankruptcy, insolvency, receivership, conservatorship or the occurrence of another similar event of, or with respect to, the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Trust or the Securityholders to the Seller, the parties intend that the Seller shall have granted to the Trust a security interest in all of the Seller's right, title and interest in, to and under the Trust Property conveyed to the Trust pursuant to Section 2.1 in order to secure the obligations under the Securities, and that this Agreement shall constitute a security agreement under applicable law.

          Section 9.1    Counterparts.  For the purpose of facilitating the
                         ------------
execution of this Agreement and for other purposes, this Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

          Section 9.1    Limitation of Liability of the Trustees.  (a)
                         ---------------------------------------
Notwithstanding anything contained herein to the contrary (i) this Agreement has been accepted by ______________________, not in its individual capacity but solely as the Indenture Trustee and in no event shall _________________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller or Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Seller or Trust and (ii) under no circumstances shall _________________________ be personally liable for the payment of any indebtedness or expenses of the Trust; provided, however,
                                                          --------  -------
nothing contained herein shall relieve _________________________ of its obligations contained herein in its capacity as successor servicer.

          (b) Notwithstanding anything contained herein to the contrary (i) this Agreement has been accepted by _________________________, not in its individual capacity but solely as the Owner Trustee and in no event shall _________________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Seller and
(ii) under no circumstances shall _________________________ be personally liable for the payment of any indebtedness or expenses of the Trust.


                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        FIRST SECURITY BANK, N.A.,
                                             as Seller and Servicer


                                        By:_____________________________________
                                             Name:______________________________
                                             Title: Authorized Officer



                                        FIRST SECURITY AUTO OWNER TRUST
                                        20__-__

                                        By:   _________________________________,
                                              not in its individual capacity but
                                              solely as Owner Trustee of the
                                              Trust


                                        By:_____________________________________
                                             Name:______________________________
                                             Title:_____________________________




Acknowledged and Accepted,

____________________________________,
     not in its individual capacity
     but solely as Indenture Trustee


By:_________________________________
     Name:__________________________
     Title:_________________________

                                   EXHIBIT A


                        Form of Servicer's Certificate
                        ------------------------------

          The undersigned certifies that he is a duly authorized officer of First Security Bank, N.A., a national banking association organized under the laws of the United States (the "Bank"), and that he is duly authorized to
                                ----
execute and deliver this certificate on behalf of the Bank pursuant to Section
3.9 of the Sale and Servicing Agreement, dated as of __________, 20__, by and between the Bank, as seller and servicer, and First Security Auto Owner Trust 20__-__ (the "Sale and Servicing Agreement"), and he further HEREBY CERTIFIES
              ----------------------------
that:

          1. the report for the period from _________________________ to _________________________ attached to this certificate is complete and accurate and contains all information required by Section 3.9 of the Sale and Servicing Agreement; and

          2. as of the date hereof, no Event of Servicing Termination or event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred.

          Any capitalized terms used herein but not defined shall have the meanings assigned to such term in the Sale and Servicing Agreement.

          IN WITNESS HEREOF, the undersigned has affixed hereunto his signature and the corporate seal of the Bank as of this ___ day of ______________.


                                   FIRST SECURITY BANK, N.A.

                                   By:_________________________________
                                        Name:__________________________
                                        Title:  Authorized Officer

                                  SCHEDULE A



                            Schedule of Receivables
                            -----------------------

                                (See attached)

                                  SCHEDULE B


                           Receivable File Locations
                           -------------------------


     On the date hereof, the Receivables and Receivable Files for the Servicer are held by the Consumer Loan Servicing Department of First Security Service Company, an affiliate of the Servicer, located at 3033 Elder Street, Boise, Idaho 83705. A portion of the Receivables Files are stored at a facility located at Professional Records Management, 1090 Boeing, Boise, Idaho 83705.